UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
PROXY STATEM
EN
T PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )

Filed by the Registrant
☒
Filed by a party other th
an t
he Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
COPART, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

To Our Stockholders

Dear Stockholder:

I’m pleased to tell you that our fiscal 2023 was another record-setting year for Copart and our stockholders. Our net income rose 13.5% to $1.24 billion, and our total shareholder return for fiscal 2023 was 37.2%. Our total liquidity stands at $3.5 billion, consisting of $2.36 billion in cash and treasury securities, plus another $1.14 billion in undrawn capacity under our credit facility. We have $6.7 billion of total assets on our balance sheet.

You are cordially invited to attend the 2023 annual meeting of stockholders of Copart, Inc. to be held on Friday, December 8, 2023, at 8:00 a.m., Central Standard Time, at Copart’s corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

At this year’s annual meeting, our stockholders will be asked:

• To elect the eleven nominees for director named in the proxy statement to hold office until our 2024 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

• To approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2023;

Willis J. Johnson CHAIRMAN

• To approve, on an advisory (non-binding) basis, the frequency of a stockholder advisory vote on executive compensation;

• To ratify the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024; and

• To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the annual meeting by following one of the methods described in the proxy statement. You may vote your shares via Internet or by telephone, as instructed in the proxy statement, or if you elected to receive printed versions of the materials, by signing, dating and returning the enclosed paper proxy card in the enclosed postage-paid envelope.

Details regarding admission to the meeting and the business to be conducted are described in the accompanying notice of annual meeting of stockholders and proxy statement. Any stockholder who attends the annual meeting may vote in person, even if he or she has already voted online, by telephone, or by mail.

Thank you for your ongoing support of Copart. We look forward to seeing you at our 2023 annual meeting.

Sincerely

Willis J. Johnson

COPART, INC. Copart Tower 14185 Dallas Parkway, Suite 300 Dallas, Texas 75254 (972) 391-5000

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	8:00 a.m., Central Standard Time Friday, December 8, 2023.

Place:	Copart’s corporate headquarters Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

Items of Business

1.

To elect the eleven nominees for director named in this proxy statement to hold office until our 2024 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2023.
3.	To approve, on an advisory (non-binding) basis, the frequency of a stockholder advisory vote on executive compensation.
4.	To ratify the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024.
5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Record Date

You are entitled to vote only if you were a Copart stockholder of record as of the close of business on the record date, October 13, 2023.

Meeting Admission

You are entitled to attend the annual meeting only if you were a Copart stockholder as of the close of business on the record date or otherwise hold a valid proxy for the annual meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement reflecting ownership on the record date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

A complete list of stockholders entitled to vote at the meeting will be available and open to examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting during normal business hours at our corporate headquarters.

Annual Report

You may access our annual report on Form 10-K for the fiscal year ended July 31, 2023 by visiting www.edocumentview.com/CPRT.

Date of Mailing

On or about October 26, 2023, we will commence the mailing to our stockholders (other than those who previously requested electronic or paper delivery) of a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, the Notice of Annual Meeting of Stockholders, the proxy statement providing information concerning the matters to be acted upon at the 2023 annual meeting of stockholders and our annual report on Form 10-K for the fiscal year ended July 31, 2023. If you requested printed versions of these materials, a proxy card for the 2023 annual meeting is also included.

Voting

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting” beginning on page 7 of the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, DECEMBER 8, 2023:

This notice of annual meeting, Notice of Internet Availability of Proxy Materials, proxy statement, and annual report on Form 10-K for the fiscal year ended July 31, 2023 are being made available on or about October 26, 2023 to all stockholders of record entitled to vote at the annual meeting at www.edocumentview.com/CPRT.

Forward-Looking Statements

This proxy statement, including the section entitled “Compensation Discussion and Analysis” set forth below, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements are based on our current expectations and involve risks and uncertainties that may cause our actual results to differ materially from those anticipated by these forward-looking statements. These forward-looking statements may include statements regarding actions to be taken by us in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the section on forward-looking statements and in the risk factors in Part I, Item 1A of our annual report on Form 10-K for the fiscal year ended July 31, 2023, and in our periodic reports on Form 10-Q and current reports on Form 8-K as filed with the SEC.

 Proxy Statement Summary

 This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

2023 Annual Meeting of Stockholders

Meeting Date Friday, December 8, 2023	Record Date October 13, 2023	Meeting Time 8:00 a.m., Central Standard Time

Vote Your Shares	Attend the Meeting
Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2023 annual meeting.

You are cordially invited to attend the 2023 annual meeting of stockholders of Copart, Inc. to be held on Friday, December 8, 2023, at 8:00 a.m., Central Standard Time, at Copart’s corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the annual meeting by following one of the methods described in the proxy statement. You may vote your shares via Internet or by telephone, as instructed in the proxy statement, or if you elected to receive printed versions of the materials, by signing, dating and returning the enclosed paper proxy card in the enclosed postage-paid envelope. Your vote by proxy will ensure your representation at the annual meeting of stockholders regardless of whether you attend in person. Details regarding admission to the annual meeting and the business to be conducted are described in the proxy statement.

Internet www.investorvote.com/CPRT
Phone 1-800-652-VOTE or the number provided on your voting instructions
Mail Use the postage-paid envelope provided if you receive printed proxy materials

Agenda and Voting Recommendations

At this year’s annual meeting, our stockholders will be asked to vote on the following agenda items:

Agenda Item		Board Vote Recommendation	Page Reference

1.	Election of Directors	FOR	28

2.	Advisory Vote on Approval of Executive Compensation	FOR	34

3.	Advisory Vote on Frequency of Stockholder Advisory Vote on Executive Compensation	ONE YEAR	35

4.	Ratification of Appointment of Ernest & Young LLP	FOR	36

COPART, INC.	1	2023 PROXY STATEMENT

2023 Proxy Statement Summary

Fiscal 2023 Performance Summary

Another Record Setting Year

Total Shareholder Return

37%

Net Income

$1.24B

Total Liquidity

$3.5B(1)

Value of a Hypothetical Investment 15 Years Ago

17x

Total Assets

$6.7B

(1)	Consists of $2.36 billion in cash and treasury securities, plus another $1.14 billion in undrawn capacity under our credit facility.

COPART, INC.	2	2023 PROXY STATEMENT

2023 Proxy Statement Summary

Corporate Governance Highlights

Board Structure and Independence

✓  Retain flexibility to allocate the responsibilities of the positions of the Chairman of our board of directors (the “Board”) and chief executive officer in a way that our Board believes is in our and our stockholder’s best interests

✓ Separation of the offices of chairman and chief executive officer appropriately allows our co-chief executive officers and management of the Company to focus primarily on our business strategy, operations, and corporate vision, while the Chairman provides guidance to the co-chief executive officers, sets the agenda for Board meetings, and presides over meetings of the full Board

✓ Lead independent director serves as the formal liaison between the Board and the co-chief executive officers, reviews and approves the proposed Board agendas, and leads the executive session portion of our regular Board meetings at which only independent directors are present

✓  Board comprised of a majority of “independent directors”

Board Oversight

✓  Board receives regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks

✓ Our Board has the ultimate oversight responsibility for our risk management policies and processes, the committees of our Board also have responsibility for risk oversight with respect to certain matters

✓ Our Audit Committee oversees management of financial risk exposures, including the integrity of our accounting and financial reporting processes and controls, and cybersecurity risks

✓ Our Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally

✓ Our Nominating and Governance Committee oversees risks associated with our overall governance practices and the leadership structure of our Board

Strong Corporate Governance Practices

✓ Our Board is responsible for setting our strategic corporate goals.

✓ Alignment with recognized Environmental, Social, and Governance (“ESG”) standards, with a broad awareness of the social, environmental, and human context in which we operate. Our Nominating and Governance Committee is responsible for overseeing our business activities in this area

✓ In October 2022, we published our inaugural ESG report on our investor relations website that provides detailed disclosures regarding our ESG objectives based on the United Nations Sustainable Development Goals (UN SDGs), the Sustainability Accounting Standards Board (SASB), and the Global Reporting Initiative (GRI) frameworks

Shareholder Rights

✓ Stockholders have the right to elect all members of our Board each year

✓ To be elected as a director in an uncontested election, each nominee must receive a majority of votes cast

✓ Stockholders have the ability to call a special meeting

✓ Stockholders are able to submit proposals and director nominees for consideration in advance of our annual meetings each year

COPART, INC.	3	2023 PROXY STATEMENT

2023 Proxy Statement Summary

Director Nominees

Name	Age	Position	Director Since	Independence	Audit Committee	Compensation Committee	Nominating and Governance Committee

Willis J. Johnson	76	Chairman of the Board	1982

A. Jayson Adair	54	Co-CEO and Director	1992

Matt Blunt	52	Director	2009	✓	✓	✓

Steven D. Cohan	62	Director	2004	✓	✓	✓

Daniel J. Englander	54	Director	2006	✓		✓	✓

James E. Meeks	74	Director	1996	✓

Thomas N. Tryforos	64	Director	2012	✓		✓	✓

Diane M. Morefield	65	Director	2019	✓	✓		✓

Stephen Fisher	59	Director	2019	✓	✓

Cherylyn Harley LeBon	57	Director	2021	✓		✓	✓

Carl D. Sparks	56	Director	2021	✓	✓		✓

Executive Compensation Highlights

Set forth below is the fiscal 2023 compensation for each NEO (as defined in the “Compensation Discussion and Analysis” section of this proxy statement) as determined under U.S. Securities and Exchange Commission (“SEC”) rules. See the Fiscal 2023 Summary Compensation Table and the accompanying notes to the table beginning on page 55 for more information.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

A. Jayson Adair Co-Chief Executive Officer	2023	1	—	—	—	—	384,575	384,576

Jeffrey Liaw Co-Chief Executive Officer	2023	900,000	—	—	—	1,100,000	9,000	2,009,000

Leah C. Stearns Senior Vice President and Chief Financial Officer	2023	349,039	—	3,942,000	5,110,638	300,000	5,250	9,706,927

John North Former Senior Vice President and Chief Financial Officer	2023	40,623	—	—	—	—	352,750	393,373

Gavin Renfrew Former Interim Principal Financial Officer, current Vice President and Chief Accounting Officer(1)	2023	245,980	100,000	125,058	—	—	—	471,038
(1)

Mr. Renfrew served as our Vice President of Global Accounting in fiscal 2023, and also served for a portion of fiscal 2023 as our Interim Principal Financial Officer. In October 2023, Mr. Renfrew was promoted to Vice President and Chief Accounting Officer.

COPART, INC.	4	2023 PROXY STATEMENT

2023 Proxy Statement Summary

What We Do	What We Don’t Do

✓ Our Compensation Committee consists entirely of independent directors	× No guaranteed salary increases or bonuses

✓ We hold a “say-on-pay” vote annually	× No excessive benefits and perquisites

✓ We regularly engage with our stockholders	× No special executive retirement plans

✓ A substantial portion of our named executive officers’ compensation is at-risk	× No tax gross-up upon a change of control

✓ We set challenging performance goals and cap the payouts under our executive bonus plan	× No incentives for inappropriate risk-taking

✓ We provide reasonable severance and change in control benefits	× No short sales, hedging or pledging of equity interests, or transactions involving derivatives of our securities

✓ We evaluate our levels of executive compensation against an appropriate peer group	× No discounting, reloading or repricing of stock options

✓ We maintain an equity ownership policy that prohibits our executive officers from selling shares unless they meet the minimum equity ownership requirement

✓ We have adopted an executive officer claw-back policy

✓ We maintain director and executive officer stock ownership guidelines

“ESG” Strategy and Highlights

Since our inception in 1982, Copart has played a critical role in the automotive circular economy as a key intermediary enabling the recycling and reuse of automobiles and automotive parts, while facilitating access to transportation around the world. The very nature of our business is aligned with the reduction of carbon emissions. The process of manufacturing a new vehicle generates approximately 2 metric tons of carbon dioxide equivalents, according to the U.S. Department of Energy. By matching millions of vehicles each year with buyers who will repurpose vehicles, Copart helps the world avoid millions of tons of carbon dioxide equivalents.

We are proud that our business, by its nature, enhances the habitability of our planet. We facilitate the re-use and recycling of millions of vehicles each year, while accelerating access to affordable transportation and the attendant benefits of social, educational, and economic mobility around the world. To learn more about Copart’s ESG efforts, please review our inaugural sustainability report, which was published in October 2022, and which is available on our website at https://www.copart.com/content/copart-esg-report-2022.pdf.

COPART, INC.	5	2023 PROXY STATEMENT

2023 Proxy Statement Summary

Copart’s ESG strategy is rooted in our company’s core values and prioritizes four focus areas:

Reducing Environmental Impacts Through Circularity and Innovation	Prioritizing and Empowering Our Employees	Paving the Way For Physical and Socioeconomic Mobility	Serving Our Communities and Customers as a Responsible & Reliable Business Partner
Where We Focus
We enable the avoidance of additional carbon emissions by extending the life cycle of vehicles and components; we innovate to reduce our own operational footprint.	We invest in our employees, maintain robust safety guidelines, and promote inclusion across our workforce.	We enable more affordable access to mobility, leading to economic development and social well-being.	We strengthen the resiliency and adaptive capacity of the communities we serve and contribute to public health and safety.

Questions and Answers and Other Information

Please see “Other Matters” beginning on page 67 and “Questions and Answers about the Proxy Materials and Annual Meeting” beginning on page 7 for important information about the proxy materials, voting, the annual meeting, company documents, communications and the deadlines to submit stockholder proposals and director nominees for the 2024 annual meeting of stockholders. Additional questions may be directed by phone by calling us at (972) 391-5000.

In accordance with SEC guidelines, all numbers representing shares of Copart, Inc. common stock, including equity incentive awards relating to Copart, Inc. common stock, have been adjusted to reflect the 2-1 forward stock split in the form of a stock dividend that was effective on August 21, 2023. These adjustments include all stock price, exercise price, restricted stock unit, and per share or per restricted stock unit information.

Learn More About Our Company

You can learn more about our company, view our governance materials and much more by visiting our website at www.copart.com under Investor Relations.

Please also visit www.edocumentview.com/CPRT to access our notice of annual meeting of stockholders, proxy statement and 2023 annual report on Form 10-K.

COPART, INC.	6	2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

These proxy materials are furnished in connection with the solicitation by the Board of Copart, Inc. (“Copart”) of proxies to be voted at our 2023 annual meeting of stockholders, which will take place on Friday, December 8, 2023 at 8:00 a.m., Central Standard Time, at our corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, and any postponements, adjournments or continuations thereof.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on or accessible through our website is not intended to be incorporated by reference into this proxy statement, and references to our website in this proxy statement are intended to be inactive textual references only.

Q:	WHAT IS A PROXY?

A:

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the proxy card or voting by telephone or over the Internet. We have designated our co-chief executive officers, A. Jayson Adair and Jeffrey Liaw, and our senior vice president, chief legal officer, and secretary, Paul K. Kirkpatrick, to serve as proxies for the annual meeting.

Q:	WHERE CAN I ACCESS THE PROXY MATERIALS?

A:

Pursuant to the rules of the SEC, we have provided access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) has been sent to our stockholders of record and beneficial owners as of the record date, October 13, 2023. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Internet Notice.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of the annual meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Q:	WHY AM I RECEIVING THESE MATERIALS?

A:

We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at the annual meeting. The annual meeting will take place on Friday, December 8, 2023 at 8:00 a.m., Central Standard Time, at our corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254. Directions to the annual meeting are included on page 68 of this proxy statement. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

This proxy statement and the accompanying proxy card, notice of annual meeting of stockholders, Internet Notice, and annual report on Form 10-K for the fiscal year ended July 31, 2023 are being distributed and made available on or about October 26, 2023 to all stockholders of record entitled to vote at the annual meeting.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance

COPART, INC.	7	2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

policies, information on our Board, and certain other required information. We use several abbreviations in this proxy statement. The term “proxy materials” means this proxy statement, notice of annual meeting of stockholders, Internet Notice, proxy card and our annual report on Form 10-K for the fiscal year ended July 31, 2023. References to “fiscal year” refer to our fiscal year beginning on August 1 of the prior year and ending on July 31 of the year stated.

Q:	WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A:	The items of business scheduled to be voted on at the annual meeting are as follows:

•

To elect the eleven nominees for director named in this proxy statement to hold office until our 2024 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

•	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2023;

•	To approve, on an advisory (non-binding) basis, the frequency of a stockholder advisory vote on executive compensation; and

•	To ratify the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024.

We will also transact such other business that may properly come before the annual meeting.

Q:	HOW DOES OUR BOARD RECOMMEND THAT I VOTE?

A:	Our Board recommends that you vote your shares:

•	“FOR” each of the eleven nominees for director named in this proxy statement.

•	“FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers for the fiscal year ended July 31, 2023.

•	“ONE YEAR” for the frequency of a stockholder vote on executive compensation, on an advisory (non-binding) basis.

•	“FOR” the ratification of the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:

Each share of our common stock issued and outstanding as of the close of business on October 13, 2023, the record date for our annual meeting, is entitled to vote on all items being considered at the annual meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, or other nominee. On the record date, we had 960,183,475 shares of common stock issued and outstanding.

Q:	HOW MANY VOTES AM I ENTITLED TO PER SHARE?

A:

For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of common stock is entitled to one vote for each share of common stock held by such holder as of the record date.

Q:	AM I ENTITLED TO CUMULATE MY VOTES AT THE ANNUAL MEETING?

A:	No. You may not cumulate your votes for the election of directors.

COPART, INC.	8	2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:	Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you by Copart. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote in person at the annual meeting. We have enclosed or sent a proxy card for you to use with the printed proxy materials delivered to you. You may also vote on the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?” and on your proxy card.

Beneficial Owners

Many of our stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the beneficial owner of shares held in “street name.” The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As a beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. For directions on how to vote shares beneficially held in street name, please refer to the voting instruction card provided by your broker, trustee, or nominee. You are also invited to attend the annual meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a legal proxy from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the annual meeting.

Q:	HOW CAN I CONTACT COPART’S TRANSFER AGENT?

A:

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at (877) 282-1168, or by writing Computershare Trust Company, N.A., P.O. Box 505000, Louisville, Kentucky 40233-5000. You may also access instructions with respect to certain stockholder matters (e.g., lost share certificates, change of address) via the Internet at www.computershare.com/investor.

Q:	HOW CAN I ATTEND THE ANNUAL MEETING?

A:

You are invited to attend the annual meeting if you were a stockholder of record as of the record date, October 13, 2023, you hold a valid proxy for the annual meeting, or you are a beneficial owner as of the record date, October 13, 2023. If you are a stockholder of record, meaning you hold shares directly in your name with Computershare Trust Company, N.A., please bring government-issued photo identification for entrance to the annual meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement reflecting stock ownership on the record date, October 13, 2023, together with government-issued photo identification.

If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the proxy card, or, if you vote by telephone or by Internet, by indicating your plans when prompted.

Q:	WILL THE ANNUAL MEETING BE WEBCAST?

A:	We do not expect to webcast the annual meeting.

COPART, INC.	9	2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A:	Stockholders of Record

Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting.

Beneficial Owners

Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the annual meeting.

Q:	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:	By Internet

You can vote via the Internet by following the instructions provided on your Internet Notice or proxy card.

Telephone and Internet voting facilities for stockholders of record will be available twenty-four hours a day until 1:00 a.m., Central Standard Time, on Friday, December 8, 2023. If you vote by telephone or the Internet, you do not have to return your proxy or voting instruction card.

If you are a beneficial owner of shares, your broker, trustee, or nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, trustee, or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

By telephone

You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

By mail

Please complete, sign, and date the proxy or voting instruction card and return it in the prepaid envelope at any time prior to the annual meeting. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named on the proxy card will vote the shares represented by your proxy card as recommended by our Board.

Q:	CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

A:

Yes, you have the right to revoke your proxy at any time prior to the time your shares are voted. If you are the stockholder of record, you may revoke your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above under the subheading “How can I vote my shares without attending the annual meeting?” (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, Attn: Paul K. Kirkpatrick, prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, trustee, or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

COPART, INC.	10	2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	IS THERE A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Central Standard Time, at our corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, by contacting our corporate secretary.

Q:	IS MY VOTE CONFIDENTIAL?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Copart or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	HOW MANY SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE ANNUAL MEETING?

A:

A quorum is the minimum number of shares required to be present at the annual meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws and Delaware law. The holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum at the annual meeting. If there is no quorum, the chairman of the annual meeting may adjourn the meeting to another place, if any, date, or time. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

Q:	WHAT IS A BROKER NON-VOTE?

A:

If you are a beneficial owner whose shares are held of record by a broker, trustee, or nominee, you must instruct the broker, trustee, or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. If you are a beneficial owner whose shares are held of record by a broker, trustee, or nominee, your broker, trustee, or nominee has discretionary voting authority to vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal 4), even if the broker has not received voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors (Proposal 1), the advisory (non-binding) vote on the approval of executive compensation (Proposal 2), or the advisory (non-binding) vote on the frequency of a stockholder advisory vote on executive compensation (Proposal 3) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions for voting your shares on the election of directors (Proposal 1), the advisory (non-binding) vote on the approval of executive compensation (Proposal 2), and the advisory (non-binding) vote on the frequency of a stockholder advisory vote on executive compensation (Proposal 3) to your broker, trustee, or other nominee.

Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

Proposal	Vote Required	Discretionary Voting Allowed?

Election of directors	Majority of the votes cast	No

Advisory vote to approve executive compensation	Majority of the votes cast	No

Advisory vote on the frequency of a stockholder vote on executive compensation	Plurality of the votes cast	No

Ratification of appointment of Ernst & Young LLP	Majority of the votes cast	Yes

COPART, INC.	11	2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Election of Directors

Directors are elected by majority vote, which requires the affirmative vote of a majority of the total votes cast at the annual meeting. For a description of our majority voting standard, please refer to the sections captioned “Corporate Governance and Board of Directors”. You may vote “FOR”, “AGAINST”, or “ABSTAIN” for each nominee. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of the election of directors.

Advisory (Non-Binding) Vote on Approval of Executive Compensation

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” to approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2023. You may vote “FOR”, “AGAINST” or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Advisory (Non-Binding) Vote on the Frequency of a Stockholder Advisory Vote on Executive Compensation

The choice of frequency that receives the highest number of affirmative votes will be considered the advisory vote of our stockholders. You may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes for “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “AGAINST” and will not affect the outcome of this proposal.

Ratification of Appointment of Ernst & Young LLP

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” to approve the ratification of the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024. Abstentions are not counted as votes “FOR” or “AGAINST” this proposal.

Q:	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, A. Jayson Adair, Jeffrey Liaw, and Paul K. Kirkpatrick, or any one of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

Q:	WHO WILL COUNT THE VOTES?

A:	A representative of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspector of election.

Q:	WHAT IS THE INTEREST OF THE COMPANY’S EXECUTIVE OFFICERS AND DIRECTORS IN THE PROPOSALS BEING VOTED UPON?

A:

None of our executive officers, directors, nor their associates has any substantial interest in any matter to be acted upon, other than our directors with respect to the election to office of the directors so nominated.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A:

We will bear the entire cost of soliciting proxies. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners, and we expect to reimburse the corresponding forwarding expenses.

COPART, INC.	12	2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:

We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

Q:	WHAT IS “HOUSEHOLDING” AND HOW DOES IT AFFECT ME?

A:

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we deliver only one copy of the annual report on Form 10-K for the fiscal year ended July 31, 2023, Internet Notice and proxy statement to multiple stockholders who share the same address and have the same last name, unless we have received contrary instructions from an affected stockholder. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to receive separate proxy cards.

We will deliver, promptly upon written or oral request, a separate copy of the annual report on Form 10-K for the fiscal year ended July 31, 2023, Internet Notice and proxy statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report on Form 10-K for the fiscal year ended July 31, 2023, Internet Notice and/or proxy statement, you may write to or call our Investor Relations Department at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, telephone (972) 391-5000. Any such request should be made promptly in order to ensure timely delivery. Any stockholders of record who (i) share the same address and currently receive multiple copies of our 2023 Form 10-K, Internet Notice and proxy statement, and (ii) wish to receive only one copy of these materials per household in the future, may contact our Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares beneficially in street name, please contact your bank, broker, or other holder of record to request information about householding.

Q:	WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A:	Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than June 28, 2024 pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that in the event that we hold our 2024 annual meeting of stockholders more than thirty days from the one year anniversary date of the 2023 annual meeting, we will disclose the new deadline by which stockholder proposals must be received under Part II, Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. All stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Copart, Inc.

Copart Tower

Attn: Corporate Secretary

14185 Dallas Parkway, Suite 300

Dallas, Texas 75254

The submission of a stockholder proposal does not guarantee that it will be included in Copart’s proxy statement or proxy.

COPART, INC.	13	2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Requirements for Stockholder Proposals to be Brought Before the 2024 Annual Meeting

Our bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our Board, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our bylaws. To be timely for our 2024 annual meeting of stockholders, our corporate secretary must receive the written notice at our principal executive offices:

•	not earlier than August 12, 2024, and

•	not later than the close of business on September 11, 2024.

In the event that we hold our 2024 annual meeting of stockholders more than thirty days before or after December 8, 2024, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the later of the following two dates:

•	the 90th day before such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our corporate secretary in accordance with our bylaws, which, in general, require that the notice be received by our corporate secretary within the time period described above under “Requirements for Stockholder Proposals to be Brought Before the 2024 Annual Meeting” for stockholder proposals that are not intended to be included in our proxy statement.

In addition to satisfying the requirements of our bylaws, pursuant to Rule 14a-19 promulgated under the Exchange Act, if you intend to solicit proxies in support of director nominees other than our nominees, then we must receive notice providing the information required by Rule 14a-19 postmarked no later than October 9, 2024. However, if the date of next year’s annual meeting is more than 30 days before or more than 30 days after December 8, 2024, then we must receive your notice by the close of business on the later of the sixtieth (60th) day prior to such meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

In addition, it is the policy of our Nominating and Governance Committee to consider recommendations for candidates to the Board from stockholders holding not less than 1% of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation or nomination. Any such recommendations should include the nominee’s name and qualifications for membership on our Board, and should be directed to our chief legal officer at our address set forth above for our corporate secretary. For additional information regarding stockholder recommendations for director candidates, please see the sections entitled “Corporate Governance and Board of Directors — Director Nomination Process” and “Corporate Governance and Board of Directors — Considerations in Identifying and Evaluating Director Nominees.”

Availability of Bylaws

A copy of our current bylaws may be obtained free of charge by written request to our Investor Relations Department c/o Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

COPART, INC.	14	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Composition

Our Board is currently comprised of eleven members. Our bylaws permit our board to establish the authorized number of directors within a range of five to eleven members, and eleven directors are currently authorized. The Board is nominating eleven nominees for election.

All directors elected at an annual meeting are elected to serve from the time of election and qualification until the earlier of the next annual meeting of stockholders following such election, or their resignation or removal. At each annual meeting of stockholders, the terms of each of our incumbent directors expire and eleven members of our Board are standing for re-election as directors.

Our bylaws provide for a majority voting standard in the election of directors, except in the event of a contested election, in which case we will revert to a plurality voting standard, the default standard under Delaware law. For a description of our majority voting standard, please refer to the section captioned “Proposal 1-Election of Directors.”

Board Skills and Diversity Matrices

The directors serving on our Board come from diverse backgrounds that align with our business requirements, help us to address the risks to which our business is subject, and foster sound business judgment.

Industry experience among our Board is a highly relevant and important background for our business, and for this reason our Board includes representatives with direct operations experience in our core salvage vehicle remarketing business. Four of our directors have served as our current or former executives, and each of them has more than 25 years of experience in the salvage vehicle industry. Two of these four members are founders of our company.

We believe that investment industry experience is also valuable for good stewardship of our business, by providing us with an informed perspective such that we can make decisions in alignment with the long-term interests of our stockholders. Currently three of our directors come from investment management backgrounds.

Because we operate in a complex regulatory environment under the laws of many different national, state, and local jurisdictions in the geographies where we conduct operations, we believe that government experience is highly relevant and important for our business oversight. Two of our directors have deep backgrounds in government service, and this experience helps to inform our Board’s decisions.

Given the importance of technology to our business model, we believe that having directors with experience in the technology sector, including in cybersecurity, is important. As such, we have one director who currently serves as an executive vice president of a customer relationship management software company, and before that, who served as the chief technology officer at an auction services technology company; one director who served as the executive vice president and chief financial officer at a company that specializes in owning and operating enterprise data centers; and one director who has held numerous executive roles, including service as chief executive officer, of a technology and e-commerce businesses. Taken together with the technology experience of our four directors who are our current or former executives, more than half of our Board members have meaningful technology backgrounds.

Because of the criticality of land capacity to our business operations, we believe that experience in land acquisitions, zoning, and development enhances the Board’s oversight of our business. Six of our directors have substantial direct experience in land acquisitions, including four directors who are our current or former executives; one recently served as the executive vice president and chief financial officer of a real estate investment trust; and one director who serves on the board of another publicly-traded corporation that invests in industrial real estate.

Finance and accounting expertise is likewise critical. To meet this specialized expertise requirement, two of our Board members have CPA certifications and have served as chief financial officers at other companies; three

COPART, INC.	15	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

additional Board members have deep expertise in financial analysis as a result of their investment management backgrounds, and two of our directors have substantial experience with budget development, analysis and oversight in the government sector.

Legal expertise is important for identifying and analyzing the applicable legal requirements to which our business is subject, and overseeing the risk and compliance issues that result from those legal requirements. To meet this specialized expertise requirement, one of our Board members is an experienced attorney practicing in the areas of corporate governance and risk management.

We believe that experience serving as directors of other publicly-traded corporations is also highly beneficial to our Board oversight function. Five of our directors have experience as current or former directors at one or more publicly-traded corporations beyond their service on our Board.

The following tables identify the directors on our Board against the combination of diverse backgrounds and specialized expertise described in this section:

Industry Background and Experience

Director	Salvage Vehicle Industry Experience	Investment Management Industry Experience	Technology Sector Experience	Land Acquisition and Development Experience	Government Service Experience	Publicly Traded Corporation Executive Officer Experience	Other Publicly Traded Corporation Director Experience	Other Publicly Traded Corporation Board Committee Chair Experience

Willis J. Johnson	✓		✓	✓		✓

A. Jayson Adair	✓		✓	✓		✓

Steven D. Cohan	✓		✓	✓

Daniel J. Englander		✓		✓			✓

Diane M. Morefield			✓	✓		✓	✓	✓

James E. Meeks	✓		✓	✓

Thomas N. Tryforos		✓					✓	✓

Matt Blunt					✓

Stephen Fisher			✓				✓

Cherylyn Harley LeBon					✓

Carl D. Sparks		✓	✓				✓	✓

Specialized Expertise

Director	Founder	Cybersecurity Expertise	Specialized Finance and Accounting Expertise	Certified Public Accountant	Legal Expert/ Attorney

Willis J. Johnson	✓

A. Jayson Adair	✓

Steven D. Cohan			✓	✓

Daniel J. Englander			✓

Diane M. Morefield			✓	✓

James E. Meeks

Thomas N. Tryforos			✓

Matt Blunt			✓

Stephen Fisher		✓

Cherylyn Harley LeBon			✓		✓

Carl D. Sparks			✓

COPART, INC.	16	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Diversity Matrix

Our Nominating and Governance Committee considers all aspects of diversity, including racial and gender diversity, in evaluating board candidates, in addition to relevant skills and experience. The following table sets forth further diversity statistics as self-reported by the eleven (11) directors on our board as of July 31, 2023:

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	2	9	0	0

Part II: Demographic Background

African American or Black	1	0	0	0

Alaskan Native or Native American	0	0	0	0

Asian	0	1	0	0

Hispanic or Latinx	0	0	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	1	8	0	0

Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	0	0	0	0

Did Not Disclose Demographic Background	0	0	0	0

Board Diversity Founder Directors	Range of Tenures 0-10: 11-20: 21+: (1) Average Tenure: 15.5 years	Mix of Ages 50’s: 60’s: 70’s: Average Age: 60
(1)	Willis J. Johnson and A. Jayson Adair are company founders.

Fiscal 2023 Board Meetings

During fiscal 2023, our Board held four meetings, and took action six times by unanimous written consent. Each of our directors attended or participated in 75% or more of the total number of meetings of our Board held during the period of their service. Each of the directors also attended or participated in 75% or more of the meetings held by the standing committees of our Board on which they served during the past fiscal year.

Board Leadership Structure

Chairman of the Board

Our Board believes that it is important to retain its flexibility to allocate the responsibilities of the positions of the chairman of our Board and chief executive officer in a way that it believes is in our best interests. Currently, the roles of chairman of our Board and chief executive officer have been separated by our Board. Willis J. Johnson is our Chairman of the Board, and A. Jayson Adair and Jeffrey Liaw are our co-chief executive officers. Our Board believes that the separation of the offices of chairman and chief executive officer is appropriate at this time because it allows

COPART, INC.	17	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

our co-chief executive officers to focus primarily on our business strategy, operations, and corporate vision, while the chairman provides guidance to the co-chief executive officers, sets the agenda for Board meetings, and presides over meetings of the full Board. Our Board’s administration of risk oversight has not affected its leadership structure.

Lead Independent Director

Our Board has also appointed Daniel J. Englander as our lead independent director. In this role, Mr. Englander serves as the formal liaison between the Board and the co-chief executive officers, reviews and approves the proposed Board agendas, and leads the executive session portion of our regular Board meetings at which only independent directors are present.

Director Independence

As a company listed on the Nasdaq Global Select Market (“Nasdaq”), we are required under the Nasdaq listing requirements to maintain a board comprised of a majority of “independent directors,” as determined affirmatively by our Board. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of our audit, compensation, and nominating and governance committees be independent. In September 2023, our Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that a majority of our directors are “independent directors” as defined under applicable Nasdaq rules. Of our incumbent directors, Matt Blunt, Steven D. Cohan, Daniel J. Englander, James E. Meeks, Thomas N. Tryforos, Diane M. Morefield, Stephen Fisher, Cherylyn Harley LeBon, and Carl D. Sparks have each been determined by our Board to be an “independent director” as that term is defined under the rules of Nasdaq.

In making its independence determinations, our Board considered transactions between us and entities associated with the directors or members of their immediate family. All identified transactions that appear to relate to us and a person or entity with a known connection to a director are presented to our Board for consideration. In making its determination that certain directors are independent, our Board considered the transactions in the context of the Nasdaq rules, and the standards established by the SEC for members of audit committees, compensation committees, and nominating and governance committees.

Oversight of Risk Management

The role of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks.

Our Board’s role in risk oversight is consistent with our Board’s leadership structure, with the co-chief executive officers and other members of senior management having responsibility for assessing and managing our risk exposure, and our Board and committees providing oversight in connection with those efforts. While our Board has the ultimate oversight responsibility for our risk management policies and processes, the committees of our Board also have responsibility for risk oversight with respect to certain matters.

Our Audit Committee oversees management of financial risk exposures, including the integrity of our accounting and financial reporting processes and controls. As part of this responsibility, our Audit Committee meets periodically with our independent auditors, our internal auditors, and our financial and accounting personnel to discuss significant financial risk exposures and the steps management has taken to monitor, control, and report these exposures. Additionally, our Audit Committee reviews significant findings prepared by our independent auditors together with management’s responses as well as significant findings of our internal auditors. Our Audit Committee also oversees risk associated with related party transactions, business conduct, regulatory compliance, and cybersecurity and privacy compliance.

COPART, INC.	18	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Our Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally. Our management has reviewed with our Compensation Committee the compensation plans and programs that could have a material impact on us. The management review considered whether any of these plans or programs may encourage inappropriate risk-taking, whether any plan may give rise to risks that are reasonably likely to have a material adverse effect on us, and whether our management would recommend any changes to the plans. Our management also reviewed with our Compensation Committee risk-mitigating controls such as the degree of Compensation Committee and senior management oversight of each program and the level and design of internal controls over such programs. Based upon this review, we believe that the mix and design of the elements of our compensation policies and practices do not encourage our employees to assume excessive risks and, accordingly, are not reasonably likely to have a material adverse effect on us.

Our Nominating and Governance Committee oversees risks associated with our overall governance practices and the leadership structure of our board. Our Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full board. As part of its oversight of our overall governance practices, the Nominating and Governance Committee has adopted our enterprise policy development and governance framework. To the extent that an ESG aspect is not covered by the full Board in its oversight of our corporate strategy or specifically assigned to another committee, the Nominating and Governance Committee also oversees our general activities in ESG areas.

Board Committees

Our Board maintains three standing committees: an audit committee, a compensation committee, and a nominating and governance committee. Each committee has a written charter, which is reviewed and approved annually by our Board, outlining the principal responsibilities of the committee. Copies of the current committee charters are available in the Corporate Governance section of the Investor Relations page on our website at www.copart.com.

Only directors deemed to be “independent” (see below) serve on the Audit, Compensation, or Nominating and Governance Committees. However, our Board may create special committees from time to time and our current employee directors or those deemed not to be independent under applicable rules and guidelines may be appointed to serve on those special committees, as our Board may determine.

Audit Committee

Meetings in 2023: 4 Steven D. Cohan, Chair ∎ Matt Blunt Stephen Fisher Diane M. Morefield ∎ Carl D. Sparks ∎ – Audit Committee Financial Expert All members of our Audit Committee are independent.

•  Oversee our accounting and financial reporting processes and audits of our consolidated financial statements;

•  Assist our Board in overseeing and monitoring: (i) the integrity of our consolidated financial statements; (ii) our internal accounting and financial controls; (iii) our compliance with legal and regulatory requirements; and (iv) our independent auditor’s qualifications, independence, and performance;

•  Prepare the Audit Committee report that the rules of the SEC require be included in our annual proxy statement;

•  Provide our Board with the result of its monitoring and any recommendations derived from such monitoring;

•  Provide our Board with additional information and materials as our Audit Committee may determine to be necessary to make our Board aware of significant financial matters requiring Board attention;

•  Function as our qualified legal compliance committee for the purposes of reviewing and discussing any reports concerning material violations submitted to it by our attorneys or our outside counsel; and

•  Oversee our data protection compliance and cybersecurity programs.

COPART, INC.	19	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Compensation Committee

Meetings in 2023: 7 Daniel J. Englander, Chair Matt Blunt Steven D. Cohan Cherylyn Harley LeBon Thomas N. Tryforos All members of our Compensation Committee are independent.

•  Assist our Board in providing oversight of our compensation policies, plans and benefits programs; and

•  Review and approve, and, where appropriate, make recommendations to our Board regarding all forms of compensation to be provided to all of our employees, directors, and consultants, including equity compensation and loans, and all bonus and equity compensation to all employees.

Nominating and Governance Committee

Meetings in 2023: 3 Diane M. Morefield, Chair Daniel J. Englander Cherylyn Harley LeBon Carl D. Sparks Thomas N. Tryforos All members of our Nominating and Governance Committee are independent.

•  Ensure that our Board is properly constituted to meet its fiduciary obligations to stockholders and that we have and follow appropriate governance standards;

•  Develop and recommend to our Board our Corporate Governance Principles;

•  Oversee our enterprise policy development and governance framework, and our activities in ESG areas; and

•  Oversee our annual Board and Board committee evaluations.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Daniel J. Englander, Matt Blunt, Steven D. Cohan, Cherylyn Harley LeBon, and Thomas N. Tryforos. No member of our Compensation Committee was, at any time during fiscal 2023, an officer nor employee of Copart or any of our subsidiaries. Mr. Cohan was previously an officer of Copart from 1992-1996. In addition, no member of our Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC at the time such committee member served as a board member and committee member.

No interlocking relationship, as described by the SEC, currently exists or existed during fiscal 2023 between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee.

Considerations in Identifying and Evaluating Director Nominees

To the extent our Nominating and Governance Committee believes it appropriate to identify and evaluate new director candidates, our Nominating and Governance Committee generally requests our board members and others provide recommendations, meets from time to time to evaluate biographical information and background material relating to potential candidates, and interviews potential director candidates.

Our Nominating and Governance Committee consists of Diane M. Morefield, Daniel J. Englander, Cherylyn Harley LeBon, Carl D. Sparks, and Thomas N. Tryforos and has established policies and procedures relating to the consideration of any individual recommended as a prospective director nominee from stockholders. Please see the section entitled “Director Nomination Process” below. The Nominating and Governance Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources.

COPART, INC.	20	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

In its evaluation of director candidates, including the members of the Board eligible for re-election, our Nominating and Governance Committee will consider the following:

•	The current size and composition of our Board and the needs of the Board and its respective committees;

•

Factors such as character, integrity, judgment, independence, area of expertise, corporate experience, length of service, personal characteristics (including gender, race, and diversity of experience), potential conflicts of interest, and other commitments; and

•	Other factors that our Nominating and Governance Committee may consider appropriate.

Our Nominating and Governance Committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

Any nominee for a position on the Board must satisfy the following minimum qualifications:

•	The highest personal and professional ethics and integrity;

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	Skills that are complementary to those of the existing Board;

•	The ability to assist and support management and make significant contributions to the company’s success; and

•	An understanding of the fiduciary responsibilities required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

The Nominating and Governance Committee considers diversity as one of many factors in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in the experience and skills that contribute to the board’s performance of its responsibilities in the oversight of a complex and highly-competitive global business. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

If our Nominating and Governance Committee determines that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Nominating and Governance Committee, Board, or management.

Director Nomination Process

Our Nominating and Governance Committee is responsible for, among other things, determining the criteria for membership to our Board and recommending candidates for election to the Board. It is the policy of our Nominating and Governance Committee to consider recommendations for candidates to the Board from stockholders holding not less than 1% of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation or nomination. Stockholder recommendations for candidates to the Board must be directed in writing to Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, Attention: Chief Legal Officer, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and Copart, and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, independence, area of expertise, corporate experience, length of service, personal characteristics (including gender, race, LGBTQ+ status and diversity of experience), potential conflicts of interest, and other commitments, and personal references. For details regarding the process to nominate a director directly for election to the Board at an annual meeting of the stockholders, please see the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting — What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? — Nomination of Director Candidates.”

COPART, INC.	21	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance at stockholder meetings, our directors are encouraged to attend the annual meeting of stockholders. Mr. Adair attended and delivered remarks at our 2022 Annual Meeting.

No Hedging Policy

Our insider trading policy precludes our officers, directors, employees, consultants, agents and contractors from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities.

Corporate Governance Principles and Code of Business Conduct

Our Board has adopted Corporate Governance Principles. Our Corporate Governance Principles address, among other items, the qualifications and responsibilities of our directors, the structure and composition of our Board and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted our Code of Business Conduct, applicable to all of our employees, executive officers and directors. The full text of our corporate governance principles and Code of Business Conduct are available on our website at https://www.copart.com/content/us/en/investor-relations/investor-relations. The Nominating and Governance Committee of our Board is responsible for overseeing the Code of Business Conduct, including regularly reviewing and updating our Code of Conduct for regulatory and best practices updates. Any amendments to the Code of Business Conduct, or any waivers of its requirements, will be disclosed on our website.

Annual Board Self-Evaluations

Each year, the Nominating and Governance Committee leads the Board through self-evaluations to assess whether the Board, its committees, and its members are functioning effectively and, to identify areas where improvement can be made. This process also includes an evaluation of all directors, including the Chairman of the Board, Lead Director and committee chairs. The Chair of the Nominating and Governance Committee compiled and anonymized the results of the self-evaluation and presented summaries that identified common themes, issues and suggestions to the committees and the Board. The Board and its committees reviewed and discussed the summaries during committee and Board executive sessions, and then, as appropriate, enhanced policies and practices based on the results. We believe this approach, in addition to ongoing feedback, supports the Board’s effectiveness and continuous improvement.

External Director Equity Ownership Policy

In September 2020, our Board adopted a new external director equity ownership policy. Taken together with the equity compensation element of our external director compensation program, the policy is designed to encourage our directors to build and maintain a meaningful equity ownership position in our stock, in order to better align the interests of our Board with the interests of our stockholders. The external director equity ownership policy prohibits our external directors from selling any shares of our stock that they beneficially own unless both before and after the proposed sale the director holds shares — including vested options that can be exercised for shares — with a fair market value as of the proposed transaction date greater than or equal to three times the cash portion of their annual director compensation.

Stockholder Communications with our Board

Our Board recommends that stockholders who wish to communicate directly with our Board should do so in writing. Our Board has approved the following procedure for stockholders to communicate with our directors. Mail can be addressed to directors in care of Copart, Inc., Attention: Chief Legal Officer, Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254. All mail received will be opened and screened for security purposes. All mail, other

COPART, INC.	22	2023 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

than trivial or obscene items, will be forwarded to our directors. Trivial items will be delivered to our directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the chairman of our Nominating and Governance Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of our Board. Our chief legal officer may decide in the exercise of his judgment whether a response to any stockholder communication is necessary.

This procedure does not apply to stockholder proposals submitted pursuant to our bylaws and Rule 14a-8 of the Exchange Act, as discussed in this proxy statement under the caption “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? —Nomination of Director Candidates.”

Environmental, Social, and Governance

Through its governance and oversight of our business, our Board is responsible for setting our strategic corporate goals. Our goals are to generate sustainable profits for our stockholders while providing environmental and social benefits for the world around us.

We believe that our business model should be aligned with recognized environmental, sustainability, and governance standards, with a broad awareness of the social, environmental, and human context in which we operate. Our Nominating and Governance Committee is responsible for overseeing our business activities in this area.

In October 2022, we published our inaugural ESG report on our investor relations website that provides detailed disclosures regarding our ESG objectives based on the UN SDGs, the SASB standards, and the GRI reporting framework. Although these disclosures are not incorporated by reference into this proxy statement, we believe the 2022 ESG report offers valuable insights into the ways our business aligns favorably with important goals in these areas.

Data Protection and Cybersecurity

We are committed to protecting the data that we use in our business operations, including personal data that may identify individuals. We have a chief information security officer who leads our cybersecurity efforts, and we have implemented an information security management system. We have also made substantial investments in both the number of our cybersecurity professionals and the technologies we use to protect the data that we use in our business.

Furthermore, our Audit Committee is responsible for oversight of our data protection and cybersecurity activities. To enhance the Board’s oversight of cybersecurity matters, Stephen Fisher was added to our Board and the Audit Committee. He is a technologist who currently serves as the executive vice president for Next Generation CRM and Unified Data Services at Salesforce.com, and who previously served as the chief technology officer of eBay, Inc.

COPART, INC.	23	2023 PROXY STATEMENT

COMPENSATION OF DIRECTORS AND CHAIRMAN OF THE BOARD

COMPENSATION OF DIRECTORS AND CHAIRMAN OF THE BOARD

Our directors play a critical role in guiding our strategic direction and overseeing our management. Our directors consider maximizing long-term stockholder value for our investors to be their principal responsibility. Based on that long-held philosophy, our levels of cash compensation for non-employee directors and our Chairman of the Board have tended to fall below our peer group median, while levels of director equity compensation have exceeded our peer group median when measured using the equity valuation methodologies required by SEC rules.

Consistent with our compensation philosophy that director compensation should be directly linked to realized stockholder appreciation, our equity compensation programs for non-employee directors and our Chairman of the Board have focused on stock options granted on the date of each annual meeting with an exercise price equal to the closing price of our common stock in Nasdaq trading on the date of grant. Under that mechanism, if stockholders realize gains from the date of that meeting, our directors realize them as well (and proportionately to the gains realized by stockholders). If our stock price falls and stockholders do not realize gains, neither do our directors, as an option with an exercise price greater than then-prevailing market prices has no then-current value.

Outside Director Compensation Program

On October 17, 2022, our Board approved our outside director compensation program. Under our outside director compensation program, eligible directors (consisting of our Chairman of the Board and our non-employee directors) each receive an annual retainer of $50,000, which amount has been increased to $57,500 for fiscal year 2024. Additionally, each eligible director receives an additional $10,000 cash retainer for each committee on which they serve, unless the eligible director serves as the chair of one or more standing committees, consisting of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee, in which case the eligible director receives an additional $20,000 cash retainer for their service as the chair of such committee. These cash retainers are payable in quarterly installments in arrears on a prorated basis.

Each person who first becomes an eligible director will receive, on the date on which the person first becomes an eligible director, an initial award of an option to purchase a number of shares of our common stock that results in such option having a “value” of $250,000, rounded down to the nearest whole share. Each initial award will vest as to 1/12th of the underlying shares on each month following the date the applicable eligible director’s service as an eligible director commenced, in each case subject to the eligible director’s continued service as a director through the relevant vesting date. If an individual commences service as an eligible director on the date an annual award (discussed below) would be granted, then the individual will not be granted an initial award, but instead will be granted only an annual award. If an individual commences service as an eligible director on any other date, then that individual will not be eligible to receive an annual award until the second annual meeting of stockholders where directors are elected following the individual’s initial date of service as an eligible director.

Except as described above, on the date of each of our annual stockholder meetings following the effective date of our new outside director compensation program, each eligible director automatically will be granted an annual award of an option to purchase a number of shares of our common stock that results in such option having a “value” of $250,000, rounded down to the nearest whole share. Each annual award will vest as to 1/12th of the underlying shares on each month following the date of grant, in each case subject to the applicable eligible director’s continued service as a director through the relevant vesting date.

Each initial award or annual award will have a term of seven years and will have an exercise price per share equal to the fair market value of a share of our common stock on the date of grant.

In the event of a change in control of our company, all initial awards and annual awards will fully vest, in each case subject to the applicable eligible director’s continued service as a director through the date of the change in control.

The directors are also eligible for reimbursement of reasonable and necessary expenses incurred in connection with their attendance at Board meetings.

COPART, INC.	24	2023 PROXY STATEMENT

COMPENSATION OF DIRECTORS AND CHAIRMAN OF THE BOARD

For purposes of determining the number of shares covered by an initial award or annual award and the limitations described in the previous paragraph, “value” means the fair market value of the shares subject to the equity award, as determined using the Black-Scholes option valuation formula.

Our founder and Chairman of the Board, Willis J. Johnson, participates in the outside director compensation program on the same terms as non-employee directors. However, under our new outside director compensation program, Mr. Johnson continues to receive the same perquisites and benefits he was provided under the previous stockholder-approved compensation program.

Fiscal 2023 Director Compensation

The following table presents information relating to total compensation paid or accrued for services rendered to us in all capacities by our Chairman of the Board and our non-employee directors for the fiscal year ended July 31, 2023, under our previous stockholder-approved cash and equity compensation program. The table excludes A. Jayson Adair, who is a named executive officer and does not receive any additional compensation for services provided as a director. See the section below entitled “Executive Compensation” for information about the compensation of Mr. Adair.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Totals ($)

Willis J. Johnson	50,000	250,000	79,452	(2)	379,452

Matt Blunt	70,000	250,000	—		320,000

Steven D. Cohan	80,000	250,000	—		330,000

Daniel J. Englander	80,000	250,000	—		330,000

James E. Meeks	50,000	250,000	—		300,000

Thomas N. Tryforos	70,000	250,000	—		320,000

Diane M. Morefield	80,000	250,000	—		330,000

Stephen Fisher	60,000	250,000	—		310,000

Cherylyn Harley LeBon	70,000	250,000	—		320,000

Carl D. Sparks	70,000	250,000	—		320,000
(1)

Amounts shown represent the aggregate grant date fair values of the annual award of stock options granted in fiscal 2023 (i) on the date of our 2022 annual meeting. These aggregate grant date fair values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, as amended, without regard to estimated forfeitures. There can be no assurances that the amounts disclosed will ever be realized. Assumptions used in the calculation of these amounts are included in Note 12, “Stockholders’ Equity” to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended July 31, 2023.

(2)

Includes $36,936 related to personal use of a company-owned automobile, $30,522 related to personal use of a company-owned aircraft, and $11,994 for medical, dental, and vision benefits. We determine the value of personal use of corporate-owned or leased aircraft based on the aggregate incremental cost to us for such use. We calculate the incremental cost to the company for personal use of company aircraft based on the average variable operating costs to the company. Variable operating costs include fuel, certain maintenance costs, navigation fees, on-board catering, landing fees, crew travel expenses, and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of hours the company aircraft flew to derive an average variable cost per hour. This average variable cost per hour is then multiplied by the hours flown for personal use. Incremental costs do not include fixed costs that do not change based on usage, such as pilots’ salaries, the purchase cost of company-owned aircraft, insurance, scheduled maintenance, and non-trip related hangar expenses.

COPART, INC.	25	2023 PROXY STATEMENT

COMPENSATION OF DIRECTORS AND CHAIRMAN OF THE BOARD

As of July 31, 2023, the end of our 2023 fiscal year, the aggregate number of stock options outstanding for our Chairman of the Board and each of our non-employee directors was as follows:

Name	Aggregate Number of Shares Underlying Options

Willis J. Johnson	180,594

Matt Blunt	280,594

Steven D. Cohan	380,594

Daniel J. Englander	1,500,594

James E. Meeks	540,594

Thomas N. Tryforos	1,500,594

Diane M. Morefield	280,594

Stephen Fisher	180,594

Cherylyn Harley LeBon	120,594

Carl D. Sparks	120,594

Fiscal 2023 Director Equity Incentive Awards (2022 Annual Meeting)

At the 2022 annual meeting of stockholders, our Chairman of the Board and each non-employee member of our Board (other than newly-appointed non-employee directors) received an option grant under our 2007 Equity Incentive Plan, consistent with the outside director compensation program described above, on the terms described above. Each stock option expires seven years from the date of grant (unless earlier terminated in accordance with the terms of the equity plan and related stock option agreement). Each of the 2022 annual meeting options bore an exercise price of $33.58 per share, which was the closing price of our common stock on Nasdaq on December 2, 2022, the date of our 2022 annual meeting and the date of grant.

COPART, INC.	26	2023 PROXY STATEMENT

2023 Proposals:

1 Election of Directors

2 Advisory Vote on Approval of Executive Compensation

Copart

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

One of the purposes of our annual meeting is to elect directors to hold office until the 2024 annual meeting of stockholders or until their respective successors are elected and have been qualified. At each annual meeting of stockholders, the terms of each of our incumbent directors expires and all members of our Board are elected. Our bylaws permit our Board to establish the authorized number of directors within a range from five to eleven members. We currently have eleven authorized directors serving on our Board, of which nine are “independent” as defined under the Nasdaq listing standards.

Nominees

Our Nominating and Governance Committee has nominated the eleven individuals listed below for election as directors. All of the nominees were approved by our Nominating and Governance Committee. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote all submitted proxies FOR each of the eleven nominees named below.

Each of the following nominees is currently one of our directors. Please see “Biographical Information” below for information concerning each of the following directors standing for election. Please note that all ages set forth below are as of October 26, 2023.

Name	Age	Position	Director Since

Willis J. Johnson	76	Chairman of the Board	1982

A. Jayson Adair	54	Co-Chief Executive Officer and Director	1992

Matt Blunt	52	Director	2009

Steven D. Cohan	62	Director	2004

Daniel J. Englander	54	Director	2006

James E. Meeks	74	Director	1996

Thomas N. Tryforos	64	Director	2012

Diane M. Morefield	65	Director	2019

Stephen Fisher	59	Director	2019

Cherylyn Harley LeBon	57	Director	2021

Carl D. Sparks	56	Director	2021

If any nominee does not receive a majority of the votes cast at the annual meeting, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

COPART, INC.	28	2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Biographical Information

Willis J. Johnson

Director Since: 1982 Age: 76 Founder

Mr. Johnson, founder of Copart, has, since January 2004, served as Chairman of our Board. From 1982 until February 2010, Mr. Johnson served as our chief executive officer and from 1986 until 1995, he also served as our president. Mr. Johnson was an officer and director of U-Pull-It, Inc. (UPI), a self-service auto dismantler, which he co-founded, from 1982 through September 1994. Mr. Johnson sold his entire interest in UPI in September 1994.

Key attributes, experience and skills: • Salvage Vehicle Industry Experience • Technology Sector Experience • Land Acquisition and Development Experience

A. Jayson Adair

Director Since: 1992 Age: 54 Founder

Mr. Adair served as our chief executive officer from February 2010 to April 2022, at which point he became our co-chief executive officer. From November 1996 to February 2010, Mr. Adair served as our president. From 1995 until 1996, Mr. Adair served as our executive vice president. From 1990 until 1995, Mr. Adair served as our vice president of sales and operations, and from 1989 to 1990, Mr. Adair served as our manager of operations.

Key attributes, experience and skills: • Salvage Vehicle Industry Experience • Technology Sector Experience • Land Acquisition and Development Experience

Matt Blunt

Director Since: 2009 Age: 52 Committees:

Mr. Blunt served as the governor of the State of Missouri from 2005 to 2009. Prior to serving as the governor of Missouri, Mr. Blunt served as a member of the Missouri General Assembly from 1999 through 2001 and as Missouri’s secretary of state from 2001 through his inauguration as governor in 2005. Since leaving the Office of the Governor of the State of Missouri, Mr. Blunt has served as a senior adviser to government affairs and financial firms. Since February 2011, Mr. Blunt has served as the president of the American Automobile Policy Council, which represents the public policy interests of Stellantis N.V., Ford Motor Company, and General Motors Company. He is a 1993 graduate of the United States Naval Academy and received four Navy and Marine Corps Achievement Medals during his military service, as well as numerous other awards.

Key attributes, experience and skills: • Government Service Experience • Specialized Finance and Accounting Expertise

Audit Committee	Compensation Committee	Nominating and Governance Committee

COPART, INC.	29	2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Steven D. Cohan

Director Since: 2004 Age: 62 Committees: Chair

Mr. Cohan is a private investor, and since 1997, has served as the chief executive officer and as a director of Loco Ventures, Inc., a privately-held company that has operated various food manufacturing businesses in Northern California. From 1992 to 1994, he served as our vice president of finance and principal accounting officer and, from 1994 to 1996, he served as our vice president of corporate development. He holds an M.B.A. from the University of San Francisco and a B.A. in Economics from the University of California, Los Angeles. He is also a certified public accountant.

Key attributes, experience and skills:

•  Salvage Vehicle Industry Experience

•  Technology Sector Experience

•  Land Acquisition and Development Experience

•  Specialized Finance and Accounting Expertise

•  Certified Public Accountant

Daniel J. Englander

Director Since: 2006 Age: 54 Committees: Chair

Mr. Englander is managing partner of Ursula Capital Partners, an investment management firm that he founded in May 2004. He began serving as a director of CKX Lands, Inc., a land ownership and management company, in October 2018. In addition, since 2007, Mr. Englander has served as a director of America’s Car-Mart, Inc., an automotive retailer based in Bentonville, Arkansas; he served as a director of Healthways, Inc., a well-being improvement company based in Franklin, Tennessee for a portion of 2014; and he served as a director of Ambassadors International, a cruise ship operator based in Seattle, Washington from 2009 through May 2011. From October 1994 until January 2004, Mr. Englander was employed as an investment banker with Allen & Company, a New York-based merchant bank, serving as a Managing Director from September 2002 until his departure. He holds a B.A. from Yale University.

Key attributes, experience and skills:

•  Investment Management Industry Experience

•  Land Acquisition and Development Experience

•  Specialized Finance and Accounting Expertise

•  Other Publicly Traded Corporation Director Experience

James E. Meeks

Director Since: 1996 Age: 74

Mr. Meeks served as our chief operating officer from 1992, when he joined us in connection with our purchase of South Bay Salvage Pool, until his retirement in 2007. From 1995 to 1996, Mr. Meeks also served as our senior vice president and from 1996 until 2007 he served as our executive vice president. From 1986 to 1992, Mr. Meeks, together with his family, owned and operated the South Bay Salvage Pool, a salvage pool company. From 1991 to 2001, Mr. Meeks was an officer, director and part owner of CAS & Meeks, Inc., a towing and subhauling service company. On August 1, 2007, Mr. Meeks relinquished the titles and responsibilities of executive vice president and chief operating officer, and he retired from employment with us on December 31, 2007.

Key attributes, experience and skills: • Salvage Vehicle Industry Experience • Technology Sector Experience • Land Acquisition and Development Experience

Audit Committee	Compensation Committee	Nominating and Governance Committee

COPART, INC.	30	2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Thomas N. Tryforos

Director Since: 2012 Age: 64 Committees:

Mr. Tryforos has been a private investor since 2005. Between May 1991 and September 2004, Mr. Tryforos was a General Partner at Prescott Investors, Inc., a private investment firm. Mr. Tryforos also serves as a director of Credit Acceptance Corporation, a publicly-traded indirect auto finance company. Mr. Tryforos received a B.A. from Columbia College in 1981. He received an M.B.A. in accounting and finance from Columbia Business School in 1984.

Key attributes, experience and skills: • Investment Management Industry Experience • Specialized Finance and Accounting Expertise • Other Publicly Traded Corporation Director Experience

Diane M. Morefield

Director Since: 2019 Age: 65 Committees: Chair

Ms. Morefield is a financial and operating executive with extensive experience in chief financial officer and corporate executive roles, primarily of publicly traded real estate companies (REITs). Ms. Morefield retired at year-end 2020 as executive vice president and chief financial officer of CyrusOne (Nasdaq: CONE), a publicly traded global data center REIT. Prior to joining CyrusOne in 2016, Diane served as executive vice president and chief financial officer of Strategic Hotels & Resorts (NYSE: BEE) from 2010 to 2015. From 2007-2009, Ms. Morefield served as the chief financial officer of Equity International, and from 1997-2006, she served in several executive leadership roles at Equity Office (NYSE: EOP), including service as senior vice president of operations, and senior vice president of investor relations. Earlier in her career, she worked at Barclays Bank as a real estate banker, and started her career in public accounting. In addition to her service on Copart’s Board, Ms. Morefield serves on the board of directors of UDR (NYSE: UDR), where she serves on the audit and governance committees. Ms. Morefield earned her B.S. in Accountancy from the University of Illinois and is a CPA. She obtained her M.B.A. from the University of Chicago Booth School of Business.

Key attributes, experience and skills:

•  Technology Sector Experience

•  Land Acquisition and Development Experience

•  Specialized Finance and Accounting Expertise

•  Certified Public Accountant

•  Other Publicly Traded Corporation Director Experience

Audit Committee	Compensation Committee	Nominating and Governance Committee

COPART, INC.	31	2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Stephen Fisher

Director Since: 2019 Age: 59 Committees:

Mr. Fisher has served since July 2021 as the executive vice president and general manager for Next Generation CRM and Unified Data Services at Salesforce.com, an enterprise cloud computing company. Before that, until 2019, Mr. Fisher served as senior vice president and chief technology officer of eBay, Inc., an e-commerce corporation that facilitates consumer-to-consumer and business-to-consumer sales through its website. Mr. Fisher initially joined eBay in September 2014 as senior vice president and chief technology officer of eBay Marketplaces. Prior to joining eBay, Mr. Fisher spent 10 years at Salesforce.com in a number of roles, the last of which was executive vice president, technology. Mr. Fisher also serves on the board of directors of Bill.com Holdings, Inc. (NYSE: BILL).

Key attributes, experience and skills: • Technology Sector Experience • Other Publicly Traded Corporation Director Experience • Cybersecurity Expertise

Cherylyn Harley LeBon

Director Since: 2021 Age: 57 Committees:

Ms. LeBon has been a Partner at Womble Bond Dickinson (US) LLP, a global law firm, since 2023 and practices in their Tysons Corner, Virginia office. She is a member of the firm’s corporate securities and government contracts practice. From 2020 to 2023, Ms. LeBon was a Partner at the Dunlap, Bennett & Ludwig law firm in Washington, D.C., where she was a member of the firm’s corporate and government contracts practice. Prior to joining private law practice, Ms. LeBon served for 10 years as president and chief executive officer of KLAR Strategies, a business strategy firm that she founded. In addition to her legal and business expertise, Ms. LeBon has extensive experience in senior executive roles within the United States federal government, including service as Assistant Administrator for Intergovernmental Affairs, as Deputy Chief of Staff, and as Deputy Director of Field Operations for the U.S. Small Business Administration. Ms. LeBon is a former Senior Counsel with the U.S. Senate Judiciary Committee, where she was responsible for judicial nominations, civil and human rights, and Congressional oversight of the U.S. Department of Justice. Prior to her government service, Ms. LeBon spent several years working in Europe as an international transaction specialist for the Mannesmann Corporation. Ms. LeBon speaks German and Spanish fluently. Ms. LeBon received her J.D. from the University of Wisconsin, and her B.A. from Canisius College.

Key attributes, experience and skills: • Government Service Experience • Specialized Finance and Accounting Expertise • Legal Expert/Attorney

Audit Committee	Compensation Committee	Nominating and Governance Committee

COPART, INC.	32	2023 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Carl D. Sparks

Director Since: 2021 Age: 56 Committees:

Mr. Sparks has served since October 2020 as managing partner of Interlock Partners, a venture capital firm focused on early stage, transformative investments. Prior to joining Interlock Partners, from 2016 to 2017, Mr. Sparks was the chief executive officer of Academic Partnerships, an educational technology company focused on helping public universities to offer their degree programs online. Before his service at Academic Partnerships, from 2011 to 2014, Mr. Sparks served as the chief executive officer of Travelocity Global. Earlier in his career, Mr. Sparks served in senior executive roles at the Gilt Groupe from 2009 to 2011, including as President, and before that he was the chief marketing officer of Expedia.com, a division of Expedia, Inc., among other senior executive roles he held there between 2004 and 2009. Mr. Sparks began his career in strategy consulting, including service in senior leadership roles with Boston Consulting Group in London, England, and Boston, Massachusetts. Mr. Sparks also serves on the board of directors of Dunkin’ Brands Group, Inc. (Nasdaq: DNKN), and Vonage Holdings Corp. (Nasdaq: VG). Mr. Sparks received his M.B.A. from Harvard University, and his B.S.E. in Mechanical and Aerospace Engineering from Princeton University.

Key attributes, experience and skills:

•  Investment Management Industry Experience

•  Technology Sector Experience

•  Specialized Finance and Accounting Expertise

•  Other Publicly Traded Corporation Director Experience

Audit Committee	Compensation Committee	Nominating and Governance Committee

Family Relationships

There are no family relationships among any of our directors or executive officers, except that A. Jayson Adair is the son-in-law of Willis J. Johnson.

Required Vote

Each nominee requires the affirmative vote of a majority of the votes cast at the annual meeting to be elected. You may vote “FOR”, “AGAINST” or “ABSTAIN” for each nominee. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of the election of directors.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote FOR the election of each of the eleven nominees listed above.

COPART, INC.	33	2023 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

We are asking our stockholders to cast a non-binding advisory vote to approve the compensation of our named executive officers identified in the “Executive Compensation” section of this proxy statement as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act). The advisory vote on the approval of executive compensation is a non-binding vote on the compensation of our named executive officers, as described in the “Executive Compensation” section (including the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure) in this proxy statement. The Dodd-Frank Act requires us to hold the advisory vote on the approval of executive compensation at least once every three years.

Our compensation for our named executive officers has been supported by a majority of the votes cast by our stockholders since proxy voting on named executive officer compensation began in 2011. At our 2022 annual meeting, 62% of the votes cast by our stockholders approved of our fiscal 2022 executive compensation program.

Compensation Program and Philosophy

Our executive compensation program is designed to:

•	attract and retain talented and experienced executives;

•	motivate and reward executives whose knowledge, skills, and performance are critical to our success; and

•	incentivize our executives to manage our business to meet our long-term objectives and the long-term objectives of our stockholders.

Under this program, our named executive officers are rewarded for the achievement of specific short-term and long-term goals that enhance stockholder value. Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes our executive compensation program and contains information about the fiscal 2023 compensation of our named executive officers. Our Compensation Committee and our Board believe that our compensation design and practices are effective in implementing our executive compensation goals.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis in a non-binding vote, the compensation of Copart, Inc.’s named executive officers as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures set forth in the proxy statement relating to Copart’s 2023 annual meeting of stockholders.”

Required Vote

The votes cast “FOR” must exceed the votes cast “AGAINST” to approve, on an advisory basis, the compensation awarded to our named executive officers for the fiscal year ended July 31, 2023. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Even though this say-on-pay vote is advisory and, therefore, will not be binding on us, our Compensation Committee and our Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and our Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in this proxy statement.

COPART, INC.	34	2023 PROXY STATEMENT

PROPOSAL 3: ADVISORY VOTE ON FREQUENCY OF STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 3: ADVISORY VOTE ON FREQUENCY OF STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and the Dodd-Frank Act, we also are asking our stockholders to provide their input with regard to the frequency of future stockholder advisory votes on our executive compensation programs, such as Proposal 2 of this proxy statement. In particular, we are asking whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, our Board has determined that an annual advisory vote on executive compensation is the most appropriate alternative for Copart. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted, and approved on an annual basis. As part of the annual review process, the Board believes that stockholder opinion should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what is the best approach for Copart, and we look forward to hearing from our stockholders on this agenda item annually. Accordingly, our Board recommends that the advisory vote on executive compensation be held every year.

You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:

“RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Copart, Inc. is to hold an advisory vote by stockholders to approve the compensation of Copart, Inc. named executive officers.”

Required Vote

The choice of frequency that receives the highest number of affirmative votes will be considered the advisory vote of our stockholders. You may vote for “ONE YEAR”, “TWO YEARS”, “THREE YEARS” or “ABSTAIN.” A properly executed proxy marked “ABSTAIN” with respect to the frequency of the stockholder vote on executive compensation will not be counted with respect to such proposal although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect the outcome of this proposal.

Even though your vote is advisory and, therefore, will not be binding on Copart, the Board and the Compensation Committee value the opinions of our stockholders and will consider our stockholders’ vote. Nonetheless, our Board may decide that it is in the best interests of our stockholders and Copart to hold an advisory vote on executive compensation more or less frequently than the option voted by our stockholders.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote that the advisory vote on executive compensation be conducted every ONE YEAR.

COPART, INC.	35	2023 PROXY STATEMENT

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the current fiscal year ending July 31, 2024. A representative of Ernst & Young LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. Stockholder ratification of the appointment of Ernst & Young LLP is not required by our bylaws or otherwise. Our Audit Committee is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.

In the event our stockholders fail to ratify the appointment of Ernst & Young LLP, our Audit Committee will reconsider its selection. Even if the selection of the independent registered public accounting firm is ratified by our stockholders, our Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it feels that such a change would be in the best interests of the company and our stockholders.

Required Vote

The votes cast “FOR” must exceed the votes cast “AGAINST” to ratify the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. Abstentions are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote
FOR the ratification of the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024.

Auditor Fees and Services

The following table sets forth the aggregate fees for professional services rendered for the audit of our consolidated annual financial statements by our independent registered public accounting firm, Ernst & Young LLP, for fiscal years ended July 31, 2023 and 2022. The table also includes fees billed for audit services, audit-related services, tax services, and all other services rendered by Ernst & Young LLP for fiscal years ended July 31, 2023 and 2022:

Nature of Service	Fiscal Year 2023	Fiscal Year 2022

Audit Fees(1)	$2,009,095	$1,938,400

Audit-Related Fees(2)	$ 141,500	$ 448,600

Tax Fees(3)	$ 404,462	$ 299,400

All Other Fees(4)	$ 3,475	$ 2,600

Total Fees	$2,558,532	$2,689,000
(1)

Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, can consultations concerning financial accounting and report standards.

COPART, INC.	36	2023 PROXY STATEMENT

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(3)

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm (or subsequently approving audit and permitted non-audit services in those circumstances where a subsequent approval is necessary and permissible). These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year. Our independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval. Our Audit Committee may also pre-approve particular services on a case-by-case basis. In addition, the charter of our Audit Committee provides that our Audit Committee may delegate to one or more designated members the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to our Audit Committee at its scheduled meetings.

All of the services of Ernst & Young LLP for fiscal years 2023 and 2022 described above were pre-approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee of our Board consists of Messrs. Cohan, Blunt, Fisher, and Sparks and Ms. Morefield. The Audit Committee has reviewed and discussed with management and Ernst & Young LLP our audited consolidated financial statements and financial reporting processes. Our management has the primary responsibility for our financial statements and financial reporting processes, including the system of internal controls. Ernst & Young LLP, our current independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee reviews and monitors these processes and receives reports from Ernst & Young LLP and management. The Audit Committee also discusses with Ernst & Young LLP the overall scope and plans of their audits, their evaluation of our internal controls, and the overall quality of our financial reporting processes.

The Audit Committee has discussed with management and the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from us and our management and the independent registered public accounting firm provided the written disclosures and the letter required by the applicable requirements of the PCAOB, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

On an annual basis, the Audit Committee obtains from the independent registered public accounting firm a written communication delineating all their relationships and professional services as required by the applicable requirements of the PCAOB. In addition, the Audit Committee reviewed with the independent registered public accounting firm the nature and scope of any disclosed relationships or professional services and took, or recommended that our Board take, appropriate action to ensure the continuing independence of the independent registered public accounting firm.

Based upon the reviews, discussions and considerations referenced above, the Audit Committee has recommended to the Board that our audited consolidated financial statements be included in our annual report on Form 10-K for

COPART, INC.	37	2023 PROXY STATEMENT

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

the fiscal year ended July 31, 2023, and that Ernst & Young LLP be appointed as our independent registered public accounting firm for the fiscal year ending July 31, 2024.

Respectfully submitted by:

The Audit Committee of the Board

Steven D. Cohan (Audit Committee Chairman)

Matt Blunt

Stephen Fisher

Diane M. Morefield

Carl D. Sparks

The preceding report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407(d) of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r), except to the extent we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

COPART, INC.	38	2023 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

Our executive officers and their ages as of October 26, 2023 were as follows:

Name	Age	Position

A. Jayson Adair	54	Co-Chief Executive Officer and Director

Jeffrey Liaw	46	Co-Chief Executive Officer

Leah C. Stearns	43	Senior Vice President and Chief Financial Officer

A. Jayson Adair

Co-Chief Executive Officer and Director

A. Jayson Adair has served as our chief executive officer since February 2010 and as our co-chief executive officer since April 2022. From November 1996 to February 2010, Mr. Adair served as our president. From 1995 until 1996, Mr. Adair served as our executive vice president. From 1990 until 1995, Mr. Adair served as our vice president of sales and operations, and from 1989 to 1990, Mr. Adair served as our manager of operations.

Jeffrey Liaw

Co-Chief Executive Officer

Jeffrey Liaw has served as our co-chief executive officer since April 2022, as our president and CEO North America from February 2021 until March 2022, as our president from September 2019 to January 2021, and as our chief financial officer from September 2016 until October 2020. Before joining Copart in 2016, Mr. Liaw served as the chief financial officer of FleetPride, Inc., a privately held company that distributes truck and trailer parts nationwide, since January 2013. From August 2005 to December 2012, Mr. Liaw was a principal of TPG Capital Management, L.P., a private equity firm. Mr. Liaw earned his B.A. and B.B.A. from the University of Texas in 1999, and he earned his M.B.A. from Harvard University in 2005.

Leah C. Stearns

Senior Vice President and Chief Financial Officer

Leah C. Stearns has served as our senior vice president and chief financial officer since December 2022. Since 2020, Ms. Stearns has served on the board of directors of EdgeConnex, a global datacenter provider, where she also serves as Chair of the Audit Committee. From May 2019 to December 2021, Ms. Stearns served as a senior executive at CBRE Group, Inc., (NYSE: CBRE), a global leader in commercial real estate services and investments, including as its chief financial officer. Prior to joining CBRE Group, Inc., Ms. Stearns served for 17 years in a variety of leadership roles with American Tower Corporation, (NYSE: AMT), a leading independent owner, operator, and developer of multitenant communications real estate, where she most recently served as senior vice president and chief financial officer of its U.S. division. Ms. Stearns earned her B.S. in Finance from Boston University in 2002, and her M.B.A. from Boston College in 2010.

COPART, INC.	39	2023 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, our executive compensation programs for our named executive officers (“NEOs”), the material decisions we have made with respect to each element of those executive compensation programs, and the material factors we considered when making those decisions. Following this Compensation Discussion and Analysis, you will find further information in the executive compensation tables about the compensation earned by or paid to each of our NEOs, including details of the fiscal 2023 compensation of our named executive officers in the Fiscal Year 2023 Summary Compensation Table.

For fiscal 2023, our NEOs were:

Name	Position

A. Jayson Adair	Co-Chief Executive Officer

Jeffrey Liaw	Co-Chief Executive Officer

Leah C. Stearns(1)	Senior Vice President and Chief Financial Officer

Gavin Renfrew(2)	Former Interim Principal Financial Officer, Vice President and Chief Accounting Officer

John North(3)	Former Senior Vice President and Chief Financial Officer
(1)	Ms. Stearns was appointed as our senior vice president and chief financial officer effective as of December 5, 2022.
(2)	Mr. Renfrew served as our interim principal financial officer from September 27, 2022 until December 4, 2022.
(3)	Mr. North resigned as our senior vice president and chief financial officer effective August 31, 2022.

Executive Summary

Founded in 1982, Copart specializes in the resale and remarketing of used vehicles for a variety of sellers, including insurance companies, dealers, rental car companies, government agencies, financial institutions and charities. Copart’s extensive inventory is housed on more than 17,000 acres of real estate and includes an array of vehicles including cars, trucks, trailers, vans, classic and exotic cars, commercial vehicles, and construction and industrial equipment. Each year, Copart sells more than 3.5 million vehicles, drawing widespread participation in its auctions by dealers, rebuilders, dismantlers, hobbyists, collectors, and consumers.

Copart’s innovative technology and online auction platform link buyers and sellers around the world. Headquartered in Dallas, Texas, Copart currently operates in more than 250 locations in 11 countries and has approximately 250,000 vehicles listed for auction every day.

Fiscal 2023 Business Highlights

Fiscal 2023 was a very successful year for Copart with revenue increasing 10.5% to $3.9 billion, operating income increasing 8.1% to $1.5 billion, and net income increasing 13.5% to $1.2 billion year-over-year. Fully diluted earnings per share for fiscal 2023 was $1.28 compared to $1.13 in fiscal 2022, an increase of 13.3%. In addition, our stock reached an all-time high of $47.38 per share during fiscal 2023. Over our past 15 fiscal years, our stock has increased approximately 1700%, as compared to an approximately 375% return for the S&P 500 over the same time period.

Fiscal 2023 Executive Compensation Highlights

Mr. Adair again refused all forms of compensation, other than a $1.00 per year salary and participating in our employee benefit plans and in certain perquisite programs approved by the Compensation Committee.

COPART, INC.	40	2023 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

With respect to our other NEOs (other than our short-term interim principal financial officer), the Compensation Committee approved:

Pay Element
Base Salaries	No increases in annual base salaries for our named executive officers in fiscal 2023.
Annual Cash Incentives	Financial Component • We achieved $1.5 billion in operating income resulting in a payout of 100% of target.

Qualitative Component

•  Mr. Liaw achieved his personal performance goals resulting in a payout of 100% of target.

•  Ms. Stearns achieved her personal performance goals resulting in a payout of 100% of target.

Long-Term Equity	No new equity award grants, other than a new hire equity award to Ms. Stearns.

Results of our 2022 Say-On-Pay Proposal and Subsequent Stockholder Engagement

At our 2022 annual meeting of stockholders, our say-on-pay advisory proposal passed with 62% of our stockholders voting in favor, which was down from 93% in 2021. Although we were pleased that a majority of our stockholders supported our executive compensation programs, we expected a higher level of support. Beginning in mid-June 2023, we initiated a stockholder engagement process with our 25 largest stockholders to solicit feedback on our executive compensation programs.

Quality of Stockholder Engagement Outreach

We concluded our stockholder engagement outreach in September 2023, after successfully engaging with 13 of our 25 largest stockholders, representing approximately 38% of our issued and outstanding common stock. During every call in our stockholder engagement outreach process, we had an independent director, a member of the Compensation Committee, and a member of Copart’s executive management team participate. The stockholder representatives included members of internal governance groups or portfolio managers, and in many cases, they included both.

What We Learned

The feedback we received from the stockholder engagement outreach was very positive. Most of the stockholders with whom we engaged understood Copart’s history of granting front-end loaded, multi-year stock option awards to our executive officers and noted that our total shareholder returns during the corresponding periods demonstrated a high degree of stockholder alignment. None of the stockholders we engaged with had a fundamental issue with our practice of awarding front-end loaded, multi-year stock option awards as long as the stock option awards included a performance-based feature. After reviewing the premium price hurdle performance-based condition that we have applied to the long-term equity incentive awards granted to NEOs since 2021, these stockholders generally supported the design of the awards.

The recurring feedback from stockholders fell into one or more of the following themes:

•	no concerns:

•	our 2022 say-on-pay proposal wasn’t sufficiently clear to explain our overall approach to executive compensation; or

•	the disclosure surrounding our annual cash incentive program was too limited to adequately assess performance-related goals.

What We Are Doing in Response to Stockholder Feedback

Based on the stockholder feedback we received, we:

•

are providing enhanced disclosure of our philosophy on executive compensation, including a better explanation of the rationale and differences between the approach we have historically taken for our co-chief executive officer

COPART, INC.	41	2023 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

A. Jayson Adair, and the compensation structure we have applied to our co-chief executive officer Jeffrey Liaw and our new chief financial officer Leah C. Stearns;

•	are providing enhanced disclosure regarding the determination of annual cash incentives paid to our eligible NEOs under our executive bonus plan; and

•	have adopted a claw-back policy for our executive officers.

Our Philosophy on Executive Compensation

The primary objective of our executive compensation program is to incentivize our NEOs to think and behave like long-term owners of our business.

The Compensation Committee implements this objective primarily through the grant of long-term equity awards, which vary based on the NEO. Because our co-chief executive officer A. Jayson Adair is one of the founders of our business and beneficially owns 3.71% of our common stock as of October 13, 2023. Mr. Adair is currently primarily compensated through driving appreciation in the price of our common stock. By contrast, our other co-chief executive officer Jeffrey Liaw is the first non-founder to serve as our chief executive officer, and his compensation has been designed to align his interests with the long-term interests of our stockholders primarily through large, front-end loaded, multi-year stock option awards. Ms. Stearns, our chief financial officer, is also new to our business and her compensation structure closely resembles the design we used for Mr. Liaw.

Although Mr. Adair has not been granted new equity compensation since June 2020, it is important to recognize that we have a long history of compensating Mr. Adair through large, front-end loaded, multi-year stock option awards. We first adopted a compensation program for Mr. Adair based almost exclusively on stock options in 2009 and have successfully continued that program for more than a decade. Over the succeeding 14 years, our stockholder returns have substantially exceeded those of the S&P 500 as shown in the following chart:

COPART, INC.	42	2023 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Based on our 1,700% total shareholder return over our past 15 fiscal years, we believe our historical executive compensation arrangements for Mr. Adair have been extraordinarily effective and resulted in an outstanding degree of stockholder alignment. We have attempted to continue this successful approach for our non-founder executive officers, but with traditional salary and cash bonuses as well since they have shorter tenures with us and have not accumulated the level of stock ownership in Copart as Mr. Adair.

We believe that Mr. Adair is uniquely situated relative to Copart and that compensation programs for him must be specifically tailored to create the necessary incentives for long-term stockholder returns.

Nearly three decades of strong stock price performance by Copart and more than 30 years as a senior executive of Copart have enabled Mr. Adair to build substantial personal wealth. Copart stock remains the most significant portion of his net worth.

Our Compensation Committee does not believe that a “median” or even “above median” compensation program would create sufficient incentives for an individual with Mr. Adair’s personal wealth to maximize stockholder value. Nor do we believe that it would directly align his interests with the long-term interests of our stockholders. No reasonable level of cash compensation, either in base salary or annual incentive compensation, would be meaningful to someone in Mr. Adair’s position. At the same time, our Compensation Committee believes Mr. Adair has been an extremely effective leader for Copart and the architect of its strategic vision for the last two decades. Accordingly, our Compensation Committee has sought to structure a compensation program tailored specifically for Mr. Adair that incentivizes both retention and performance by permitting him to participate directly alongside stockholders in the same manner and to the same extent as an individual stockholder investing in Copart on the date each stock option to Mr. Adair is granted. Our Compensation Committee also recognizes that Mr. Adair’s personal wealth as a substantial Copart stockholder also gives him robust personal financial ballast to remain focused on long-term value creation.

We believe that substantial front-end loaded, multi-year equity incentive awards promote executive leadership stability and retention and a long-term ownership mindset.

Another significant benefit of compensation arrangements that are heavily weighted to substantial, front-end loaded multi-year equity incentive awards is that we can settle our executive compensation arrangements for several years at a time. Our Compensation Committee finds that avoiding frequent executive compensation negotiations with our executive officers helps promote leadership stability and a long-term ownership mindset. Mr. Adair received his first multi-year stock option award in 2009, which covered five consecutive years of compensation, and his second multi-year stock option award in 2014, which also covered a five-year period. Mr. Adair’s most recent stock option award in 2020 provided him with compensation for fiscal years 2019, 2020, and 2021. Since June 2021, Mr. Adair has been working only for his $1 annual salary, along with certain perquisites approved by our Compensation Committee.

We continued our pattern of multi-year compensation with the executive compensation package we awarded to Mr. Liaw upon his promotion to co-chief executive officer in March 2022. Although Mr. Liaw receives a competitive annual salary and participates in our executive bonus plan, he is not eligible for any new equity incentive awards until April 2026.

Our Compensation Committee believes that equity incentive awards with time-based vesting is a powerful and effective tool for NEO retention. We use time-based vesting for all NEO equity incentive awards, and since June 2020, our standard vesting schedule for executive officer equity incentive awards has been 20% vesting on the first anniversary of the date of grant, with monthly vesting thereafter at a rate of 1/60 per month, such that the equity incentive award is fully vested on the fifth anniversary of the grant date.

We believe that stock options directly link realized equity compensation to stockholder returns and expect our long-term equity awards to continue to focus on stock options.

As a general principle, our Compensation Committee believes that our NEOs should realize actual compensation only if, when, and to the extent that stockholders realize gains. Our historical approach to Mr. Adair’s executive compensation best reflects the application of this principle. Other than the limited perquisites described in more

COPART, INC.	43	2023 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

detail below, Mr. Adair receives no meaningful cash compensation in the form of base salary or annual cash incentives. Instead, he has received only stock options granted with an exercise price equal to the closing sales price of Copart’s common stock on the date of grant, which by its nature results in realized value only if and to the extent the value of Copart’s stock increases. If the stock price does not increase, Mr. Adair realizes nothing. If the stock price appreciates only modestly, Mr. Adair realizes only modest compensation. On the other hand, outsized gains in stock price appreciation for the benefit of all our stockholders will accrue as well to Mr. Adair.

We named Jeffrey Liaw as our co-chief executive officer in March 2022, and his executive compensation package was designed similar to the approach we have historically taken with Mr. Adair because his compensation was heavily weighted to stock option awards, which represented approximately 74% of his executive compensation package value in fiscal 2022. Our Compensation Committee took a similar approach in its design of the onboarding executive compensation package for our new chief financial officer Ms. Stearns, with stock options representing approximately 53% of her total onboarding compensation package value. Consistent with our historical compensation structure and philosophy for Mr. Adair, we believe the heavy weighting of stock option awards in the compensation packages for Mr. Liaw and Ms. Stearns create a high degree of stockholder alignment and focus on long-term value creation.

Although we believe restricted stock units lack the incentive and stockholder alignment power of stock options, for our non-founder NEOs, we believe including restricted stock units in the total mix of compensation elements lessens the impact of short-term stock price fluctuations, aids in executive retention and promotes a long-term ownership mindset.

For our non-founder NEOs who lack Mr. Adair’s tenure and significant Copart stock ownership position, our Compensation Committee determined that adding restricted stock units to the mix of total compensation was an appropriate way of providing these NEOs with a degree of personal financial security to weather any short-term price fluctuations in our stock price, so that they can remain focused on long-term value creation. Our Compensation Committee also believes that including restricted stock units in the mix of total executive compensation helps to temper any incentives our non-founders may otherwise have for excessive risk-taking and also helps to deter any potential bias for near-term results at the expense of long-term value creation.

Based on these considerations, our Compensation Committee designed Mr. Liaw’s compensation package in March 2022 so that restricted stock units represented approximately 20% of his total compensation package. The Compensation Committee took a similar approach in designing Ms. Steans’ onboarding compensation package in December 2022, with restricted stock units representing approximately 41% of her total onboarding compensation package.

We believe that equity incentive awards should be significantly performance-based.

Our Compensation Committee recognizes that some corporate governance standards don’t view stock options subject to ordinary time-based vesting as sufficiently “performance based”. To address this concern, for each of the equity incentive awards we have made to NEOs since June 2020, we have implemented a premium price hurdle that applies to at least 50% of the total value of the particular equity incentive award.

Our Compensation Committee worked closely with Compensia, Inc, our external compensation consultant, to design Mr. Adair’s June 2020 stock option award for 4,000,000 shares, on a split-adjusted basis. Consistent with our historical practice at the time, our Compensation Committee determined that 100% of the stock option award would be subject to time-based vesting, with 20% of the award vesting on the first anniversary of the date of grant and the remainder vesting monthly over the succeeding 48 months. However, after reviewing the applicable published proxy voting guidelines of our largest stockholders and the major proxy advisory firms, our Compensation Committee further determined that in addition to ordinary time-based vesting, Mr. Adair’s stock option award would be subject to a special performance-based condition, such that Mr. Adair would not be able to exercise any portion of the stock option award unless our stock price was at least 125% of the option exercise price for twenty consecutive trading days. Following feedback from investors ahead of our 2020 annual meeting of stockholders, we amended Mr. Adair’s stock option award so that Mr. Adair would not be able to exercise any portion of his vested stock option

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

award unless our stock price was at 125% of the option exercise price both (1) at the time of any exercise, and (2) at the close of trading of the trailing twenty consecutive trading days prior to any exercise.

Following Mr. Adair’s 2020 stock option award, we have maintained the special performance-based condition in our subsequent equity incentive awards to NEOs, in addition to ordinary time-based vesting. For Mr. Liaw’s 2022 compensation package, we calculated the total value of the stock options and restricted stock units, and then applied the same special performance-based condition we used for Mr. Adair to a number of the stock options with a value representing approximately 54% of the total value of the equity incentive awards. Our Compensation Committee took the same approach with Ms. Stearns’s onboarding equity compensation award, and applied the same special performance-based condition to a number of her stock options with a value representing 48.3% of the total value of her equity incentive awards. Our Compensation Committee believes that applying the special performance-based condition to a target of approximately 50% of the total value of any particular equity incentive award to an executive officer is appropriate and reasonable, and informed by applicable published proxy voting guidelines of our largest investors and also the major proxy advisory firms.

Annual cash incentive programs should be performance-based, with more than 50% based on performance against one or more corporate financial metrics that drive stockholder value.

Historically, we have determined annual cash bonus awards based largely on performance relative to board-approved internal operating plans. Starting in fiscal 2022, the annual cash bonus awards for our eligible NEOs have been provided under a written performance-based executive bonus plan approved by our Compensation Committee. In fiscal 2023, the NEO’s annual bonuses were measured 60% based on achievement of an operating income performance metric and 40% based on achievement of their respective personal performance goals. The Compensation Committee believes that using these performance metrics aligns the NEOs’ bonus opportunities with the priorities of the Company and ultimately long-term value creation for our stockholders.

A significant portion of our eligible NEOs’ target total direct compensation should be at-risk.

Our Compensation Committee believes that a significant portion of our eligible NEOs’ target total direct compensation should be at risk, with particular focus on our Co-CEO Jeffrey Liaw considering that our Co-CEO A. Jayson Adair receives only $1.00 in annual salary, plus certain employee benefits and approved perquisites. As shown in the chart below, a significant portion of the target total direct compensation for Mr. Liaw constitutes performance-based compensation.

Mr. Liaw Pay Mix for Fiscal 2023

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We maintain good executive compensation practices.

We maintain the following practices with respect to the compensation of our named executive officers:

What We Do	What We Don’t Do

✓ Our Compensation Committee consists entirely of independent directors	× No guaranteed salary increases or bonuses

✓ We hold a “say-on-pay” vote annually	× No excessive benefits and perquisites

✓ We regularly engage with our stockholders	× No special executive retirement plans

✓ A substantial portion of our named executive officers’ compensation is at-risk	× No tax gross-up upon a change of control

✓ We set challenging performance goals and cap the payouts under our executive bonus plan	× No incentives for inappropriate risk-taking

✓ We provide reasonable severance and change in control benefits	× No short sales, hedging or pledging of equity interests, or transactions involving derivatives of our securities

✓ We evaluate our levels of executive compensation against an appropriate peer group	× No discounting, reloading or repricing of stock options

✓ We maintain equity ownership policies that prohibit our executive officers and directors from selling shares unless they meet the minimum equity ownership requirement

✓ We have adopted an executive officer claw-back policy

✓ We maintain director and executive officer stock ownership guidelines

Role of Our Compensation Committee

The Compensation Committee of our Board administers our executive compensation programs. The Compensation Committee seeks to ensure that the total compensation paid to our executive officers is fair and reasonable and that it serves the best interests of Copart and our stockholders. In fulfilling its responsibilities, our Compensation Committee:

•	participates in the continuing development of, and reviews and approves changes in, our compensation policies;

•

reviews and approves each element of executive compensation, taking into consideration recommendations from Mr. Adair with respect to the other NEOs and the other non-executive members of the senior management team; and

•	administers our equity incentive plans, for which it retains authority to approve grants of awards to any of our executive officers.

For executive officers other than Mr. Adair, our Compensation Committee traditionally makes its determinations concerning base salary, cash bonuses, and additional equity incentives annually after the end of each fiscal year based on a review of our financial performance against the Board-approved operating plan. In making those decisions, the Compensation Committee has placed substantial weight on its own quantitative assessment of our operating performance metrics and has generally not taken a formulaic approach to setting executive compensation.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Role of the Compensation Consultant

Our Compensation Committee has the authority under its charter to engage the services of outside advisors to assist it in evaluating executive compensation programs. In February 2022, our Compensation Committee engaged Compensia to conduct a compensation review to inform our Compensation Committee’s decisions with respect to Mr. Liaw’s compensation in his new position as our co-chief executive officer, and Compensia provided peer group data that our Compensation Committee considered when evaluating the individual elements of Mr. Liaw’s proposed compensation. Our Compensation Committee subsequently used this peer group data to assist it in determining Mr. Liaw’s compensation for fiscal 2023 as well as Ms. Stearns’s onboarding compensation package.

In fiscal 2023, our Compensation Committee engaged Compensia to assist it with updating our peer group, which will be used to help our Compensation Committee determine our NEOs’ compensation beginning in fiscal 2024.

In fiscal 2023, Compensia did not provide any services to us other than in its capacity as a consultant to our Compensation Committee, and Compensia did not receive any payments from us other than for such services. After considering the factors specified in the rules of the SEC and the Nasdaq Stock Market, our Compensation Committee believes that Compensia’s work on behalf of the Compensation Committee and its relationship with the Compensation Committee has not raised any conflicts of interest.

Use of a Peer Group

As part of its deliberations on Mr. Liaw’s compensation in his new position as our co-chief executive officer in fiscal 2022, our Compensation Committee developed an updated peer group in March 2022 in collaboration with Compensia. The peer group was generally chosen based on the following selection criteria as of February 15, 2022:

•	Industry: companies in a broad set of industries, including diversified support services, interactive media and services, and software, with a focus on online auction/marketplace platforms.

•	Revenue: companies with four-quarters trailing revenue between approximately $1.2 billion and $7.3 billion, which approximated 0.4 to 2.5 times Copart’s four-quarters trailing revenue.

•

Market Capitalization: companies with 30-day average market capitalization of approximately $7.8 billion to $125 billion, which approximated 0.3 to 4.0 times Copart’s 30-day average market capitalization.

The peer group consisted of the following companies (which, as of February 15, 2022, had (i) a median four-quarters trailing revenue of $2.67 billion (as compared to Copart’s $2.91 billion), and (ii) a median 30-day average market capitalization of $28.2 billion (as compared to Copart’s $31.1 billion)):

Align Technology, Inc.

ANSYS, Inc.

Carvana Co.

Cognex Corporation

CoStar Group, Inc.

Etsy, Inc.

Fair Isaac Corporation

Fortinet, Inc.

IAA, Inc.

Illumina, Inc.

Intuitive Surgical, Inc.

Match Group, Inc.

OPENLANE, Inc.

RB Global, Inc.

ServiceNow, Inc.

Splunk Inc.

Synopsys, Inc.

Tyler Technologies, Inc.

Workday, Inc.

Zillow Group, Inc.

As noted above, Compensia provided data on the compensation provided by this peer group, which was subsequently used to help our Compensation Committee determine the executive compensation for Mr. Liaw and Ms. Stearns in fiscal 2023.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Fiscal 2023 Executive Compensation Program Components

Since April 2009, we have compensated Mr. Adair under an all-equity compensation program that seeks to align the interests of Mr. Adair with the long-term interests of our stockholders, with the most recent stock option grant occurring in June 2020. Other than participating in our employee benefit plans and in certain perquisite programs approved by the Compensation Committee and a $1.00 per year salary, Mr. Adair has refused all other forms of compensation since June 2020.

Our co-CEO Mr. Liaw and the other NEOs receive a mix of short-term and long-term compensation consisting of base salary, annual cash incentive bonus, equity awards and other compensation, including employee benefits plans and certain perquisites. The sections below discuss our fiscal 2023 compensation decisions for our NEOs, other than Mr. Adair.

Base Salary

We provide base salaries to our NEOs (other than Mr. Adair) to compensate them for services rendered during the fiscal year and for retention purposes.

Each NEO’s initial base salary is determined through arm’s-length negotiation. Our Compensation Committee subsequently reviews and evaluates adjustments to our NEOs’ base salaries annually based on the considerations described in the “Compensation-Setting Process” section above.

For fiscal 2023, our Compensation Committee made no change to the base salary of Mr. North, who resigned in September 2022. Mr. Renfrew’s fiscal 2023 base salary was based on his service as vice president of global accounting, and he received no additional compensation for his service as interim principal financial officer. The following table shows the annual base salaries of our NEOs (other than Mr. Adair) for fiscal 2023 as compared to fiscal 2022.

	Base Salary
Executive Officer	End of Fiscal 2022	End of Fiscal 2023	Increase

A. Jayson Adair	$1	$1	N/A

Jeffrey Liaw	$900,000	$900,000	N/A

Leah C. Stearns	N/A	$550,000	N/A

Gavin Renfrew	$221,450	$245,980	11%

John North	$352,065	N/A	N/A

Annual Performance-Based Cash Bonus Incentive Program

We provide our NEOs (other than Mr. Adair) with annual cash incentives under our executive bonus plan, which links cash incentive awards to achieving pre-established performance goals. For fiscal year 2023, the Compensation Committee set the performance metrics used to determine cash incentive awards to a combination of operating income and individual performance goals. The Compensation Committee believes that using these performance metrics aligns the NEOs’ bonus opportunities with the priorities of the Company and ultimately long-term value creation for our stockholders.

Financial performance targets are approved by the Compensation Committee in our first fiscal quarter and include payouts for threshold, target and maximum performance. For fiscal year 2023, the Compensation Committee set the following operating income performance thresholds and payout amounts:

PERFORMANCE METRIC	THRESHOLD PERFORMANCE	THRESHOLD PAYOUT	TARGET PERFORMANCE	TARGET PAYOUT	MAXIMUM PERFORMANCE	MAXIMUM PAYOUT

Operating Income	$1.0 billion	93%	$1.5 billion	100%	$2.0 billion	107%

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

No payout would occur if our fiscal 2023 operating income was less than $1 billion. Each $75 million of operating income above or below the $1.5 billion target amount would increase or decrease the payout by 1%.

In October 2022, the Compensation Committee approved fiscal 2023 target bonuses of $1.1 million for Mr. Liaw. Mr. North resigned in September 2022 prior to the Compensation Committee approving target bonuses. In November 2022, the Compensation Committee approved a fiscal 2023 target bonus of $450,000 for Ms. Stearns (before being pro-rated for the portion of fiscal 2023 that she served as senior vice president and chief financial officer), which was determined through arm’s-length negotiation. Mr. Renfrew did not receive a bonus opportunity under the executive bonus plan for his service as interim principal financial officer. Instead, he was eligible for a discretionary cash bonus based on his performance as vice president for global accounting, as discussed further below.

For Mr. Liaw and Ms. Stearns, their fiscal 2023 annual bonuses were measured 60% based on achievement of the operating income performance metric and 40% based on achievement of their respective personal performance goals.

Mr. Liaw’s personal performance goals both related to the expansion of unit volume growth. The first personal performance goal involved the development of new internal capabilities to yield increased unit volumes, and the second involved unit volume growth in particular areas. Our Compensation Committee considered concrete evidence of his personal performance goal attainment in determining that Mr. Liaw attained 100% of his personal performance goals.

Ms. Stearns also had two personal performance goals. The first goal related to the development of additional analytics capabilities within the Company’s finance department, and the second goal related to the improvement of capital allocation. Our Compensation Committee reviewed detailed evidence of goal attainment in its determination that Ms. Stearns attained 100% of her personal performance goals.

In fiscal 2023, we achieved operating income of $1.5 billion, which resulted in a 100% payout under the operating income metric. Based on our financial performance and their levels of attainment of their qualitative goals, Mr. Liaw and Ms. Stearns received the bonus payment under our executive bonus plan for fiscal 2023 as follows:

	2023 Cash Bonus
Executive Officer	Target	Actual

Jeffrey Liaw	$1,100,000	$1,100,000

Leah C. Stearns	$450,000	$300,000	*

*	after proration.

In fiscal 2023, Mr. Renfrew received a discretionary bonus in the amount of $100,000 based on his individual performance as our vice president for global accounting.

Equity Compensation

We provide equity awards to our NEOs to align their interests with those of our stockholders and to incentivize and reward the creation of long-term stockholder value.

In connection with Ms. Stearns’s appointment as our senior vice president and chief financial officer, our Compensation Committee approved the grant of the following equity incentive awards: (i) an award of 120,000 restricted stock units, (ii) a time-based option to purchase 60,000 shares of our common stock at an exercise price per share of $32.85, and (iii) a performance-based option to purchase 300,000 shares of our common stock at an exercise price per share of $32.85.

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The restricted stock units are subject to vesting as follows: 20% of the restricted stock units will vest on the first anniversary of the date of grant, and 1/20th of the restricted stock units will vest each quarter thereafter, such that the restricted stock units will be fully vested on the fifth anniversary of the date of grant.

The time-based stock option is subject to vesting as follows: 20% of the shares subject to the option will vest on the first anniversary of the date of grant, and the balance of the shares subject to the option will vest ratably over the 48 months thereafter, such that the option will be fully vested on the fifth anniversary of the date of grant.

The performance-based stock option is subject to regular time-based vesting and a separate premium price hurdle condition. The time-based vesting will occur as follows: 20% of the shares subject to the option will vest on the first anniversary of the date of grant and the balance will vest ratably over the 48 months thereafter, such that the time-based vesting condition will be fully satisfied on the fifth anniversary of the date of grant. Under the premium price hurdle condition, no portion of the performance-based option may be exercised unless Copart’s stock price in trading on the Nasdaq Global Select Market is equal to or greater than a designated price hurdle, both (i) at the moment of any exercise, and (ii) as of the close of trading for each of the 20 consecutive trading days preceding the date of any exercise. The price hurdle (which is an amount equal to 125% of the per share exercise price of the stock option) is $41.06.

Mr. Renfrew received an award of 4,170 restricted stock units as part of his compensation as our vice president of global accounting. The restricted stock units are subject to vesting as follows: 25% of the restricted stock units will vest on the first anniversary of the date of grant, and the remaining restricted stock units will vest at a rate of 1/6 bi-annually thereafter, such that the restricted stock units will be fully vested on the fourth anniversary of the date of grant.

Messrs. Liaw and North did not receive any equity incentive awards in fiscal 2023, and Mr. Liaw will not be eligible to receive any equity incentive awards until April 1, 2026, which is the fourth anniversary of his appointment as co-chief executive officer.

Benefits and Perquisites

We provide the following benefits to our NEOs, generally on the same basis provided to our other employees: health, dental, and vision insurance, medical and dependent care flexible spending account, short- and long-term disability insurance, accidental death and dismemberment insurance, and a 401(k) plan. We match employee contributions to the 401(k) plan at a rate of 20% of each dollar contributed, up to 15% of annual pay, with a maximum contribution of $4,500 for fiscal 2023.

During fiscal 2023, we provided Mr. Adair with company-owned automobiles that may be used for personal purposes. During fiscal 2023, we also provided monthly automobile expense allowances to Messrs. Liaw and North (prior to his resignation) and Ms. Stearns.

The Compensation Committee determined that Mr. Adair will be required to use corporate aircraft for all travel for corporate security reasons, including personal use. We determined the value of personal use of corporate-owned or leased aircraft based on the aggregate incremental cost to us for such use. Variable operating costs include fuel, certain maintenance costs, navigation fees, on-board catering, landing fees, crew travel expenses, and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of hours the company aircraft flew to derive an average variable cost per hour. This average variable cost per hour is then multiplied by the hours flown for personal use. Incremental costs do not include fixed costs that do not change based on usage, such as pilots’ salaries, the purchase costs of company-owned aircraft, insurance, scheduled maintenance, and non-trip related hangar expenses.

Other Compensation

As part of his separation arrangements with us, following his departure Mr. North received a negotiated retention payment of $352,000.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Post-Employment Obligations

Each of our executives is an “at will” employee. We are a party to written employment agreements with Mr. Liaw and Ms. Stearns, each of which provides, under certain circumstances, for certain payments upon involuntary termination of employment or resignation for “good reason” (as defined in the agreement). Our Compensation Committee believes the terms of the agreements are fair and reasonable and are in our best interests and in the best interests of our stockholders, because they reduce the potential distraction caused by the possibility of an involuntary termination or a change in control and thereby allow our NEOs to maintain continued focus and dedication to their responsibilities. For a description of the material terms of the agreements, please see “Employment Contracts and Severance Arrangements with Named Executive Officers” in the section entitled “Potential Post-Employment Payments Upon Termination or Change in Control” included in this proxy statement.

Compensation Policies

Equity Grant Practices

Our Compensation Committee and Board have adopted a policy with respect to the grant of stock options and other equity incentive awards that generally prohibits the grant of stock options or other equity awards to executive officers during closed quarterly trading windows (as determined in accordance with our insider trading policy). In addition, the equity grant policy requires that all equity awards made to executive officers be approved at meetings of our Compensation Committee rather than by written consent of the committee.

No Hedging or Pledging

Our insider trading policy precludes our officers, directors, employees, consultants, agents and contractors from engaging in short sales that involve our securities. The policy also precludes these individuals from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than compensatory awards that we issue to such individuals). This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. In addition, the policy prohibits covered individuals from pledging our securities as collateral for any loan (or as part of any other pledging transaction) or holding our common stock in margin accounts.

Executive Officer Equity Ownership Policy

We have adopted an executive officer equity ownership policy, which is designed to encourage our executive officers to build and maintain a meaningful equity ownership position in our stock, in order to better align the interests of our executive officers with the interests of our stockholders. The executive officer equity ownership policy prohibits each of our executive officers from selling any shares of our stock that the executive officer directly or beneficially own unless, both before and after the proposed sale, the executive officer holds equity interests — including vested equity awards — with a fair market value as of the proposed transaction date greater than or equal to three times the cash portion of the executive officer’s then-current annual salary.

Executive Officer Claw-Back Policy

In September 2023, our Board adopted an executive officer compensation recovery, or “claw-back” policy to comply with the requirements of the Dodd-Frank Act, as implemented by Nasdaq rules and the Securities and Exchange Commission’s rules and regulations. The policy allows us to recover certain cash or equity-based incentive compensation payments or awards made or granted to an executive officer in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (an “Accounting Restatement”). The policy covers cash or equity-based compensation that is granted, earned, or vested based wholly or in part upon the attainment of a company financial reporting measure (including stock price or total

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stockholder return). Recovery under the policy applies to incentive compensation subject to the policy that is received (i) on or after October 2, 2023, (ii) by a person after such individual became an executive officer and the person served as an executive officer at any time during the performance period to which the incentive compensation applies and (iii) during the three completed fiscal years immediately preceding the earliest to occur of (A) the date our Board, a committee of our Board or one or more of our officers authorized to take such action if action by our Board is not required, concludes, or reasonably should have concluded, that we are required to prepare an Accounting Restatement and (B) the date a court, regulator, or other legally authorized body directs us to prepare an Accounting Restatement. In addition, no recovery can be made unless the executive officer received incentive compensation that exceeds the amount of incentive compensation that otherwise would have been received had such incentive compensation been determined based on the restated amounts. The full text of our “claw-back” policy is included as Exhibit 97.1 to our annual report on Form 10-K for the fiscal year ended July 31, 2023.

Other Considerations

Section 409A of the Internal Revenue Code

Section 409A imposes additional significant taxes in the event an executive officer, director, or other service provider for the company receives “deferred compensation” that does not satisfy the requirements of section 409A. Although we do not maintain a traditional deferred compensation plan, section 409A may apply to certain severance arrangements and equity awards. Consequently, to assist the affected employee in avoiding additional tax and penalties under section 409A, we developed the severance arrangements described above in “Post-Employment Obligations” to either avoid the application of section 409A or, to the extent doing so is not possible, comply with the applicable section 409A requirements.

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COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement immediately above. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our annual report on Form 10-K for the fiscal year ended July 31, 2023.

COMPENSATION COMMITTEE

Daniel J. Englander, Chairman of

the Compensation Committee

Matt Blunt

Steven D. Cohan

Cherylyn Harley LeBon

Thomas N. Tryforos

The preceding Compensation Committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407(d) of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r), except to the extent we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

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EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of A. Jayson Adair and Jeffrey Liaw, our co-chief executive officers. We believe our compensation practices and level of compensation are appropriate and competitive with opportunities in our industry, in each of the geographic markets in which we operate, and at all levels of the organization.

For fiscal year 2023, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our company (other than our co-chief executive officers), was $45,224; and

•	the annual total compensation of A. Jayson Adair, our co-chief executive officer, as reported in our 2023 Summary Compensation Table, was $384,576; and

•	the annual total compensation of Jeffrey Liaw, our co-chief executive officer, as reported in our 2023 Summary Compensation Table, was $2,009,000.

Based on this information, for fiscal year 2023, the ratio of the annual total compensation of Mr. Adair, our co-CEO, to the median of the annual total compensation of employees was 8.5 to 1; and the ratio of the annual total compensation of Mr. Liaw, our co-CEO, to the median annual total compensation of employees was 44.42 to 1. These pay ratios are reasonable estimates calculated in a manner consistent with Item 402(u) of Regulation S-K.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

•	We selected June 30, 2023 as the date upon which we would identify the median employee.

•

As of June 30, 2023, our employee population consisted of approximately 10,200 individuals, including employees in Bahrain, Brazil, Canada, Finland, Germany, India, Oman, the Republic of Ireland, Spain, the United Arab Emirates, the United Kingdom, and the United States. All of these employees were included in the determination of the median employee.

•	To identify the “median employee” from our employee population, we used actual pay earnings from July 1, 2022 through June 30, 2023 (the “compensation measure”).

•	The compensation measure included base salary (including any paid overtime) and bonus payments.

•	We annualized the base salary of all permanent employees who did not work for us or our subsidiaries for the entire twelve-month period ending June 30, 2023.

•	Amounts paid in foreign currency were converted into United States dollars using average exchange rates in effect during the twelve-month period ending June 30, 2023.

•

With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for fiscal year 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $45,224.

•	With respect to the annual total compensation for our co-CEOs, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table.

•

During fiscal 2023, Mr. Adair served as our chief executive officer and co-chief executive officer, and as described in the Section above titled “All Equity Compensation Program for Mr. Adair,” he received $1 in salary and certain perquisites described in more detail in the “Compensation Discussion and Analysis” section and “Fiscal Year 2023 Summary Compensation Table” section in this proxy statement, and although Mr. Adair became eligible to receive a new compensation arrangement in June of 2022, Mr. Adair has declined to accept any new compensation other than his annual salary of $1.00.

COPART, INC.	54	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Fiscal Year 2023 Summary Compensation Table

The following table sets forth information regarding all of the compensation awarded to, earned by, or paid to (i) A. Jayson Adair, our co-chief executive officer, (ii) Jeffrey Liaw, our co-chief executive officer, (iii) John North, our former senior vice president and chief financial officer, (iv) Leah C. Stearns, our senior vice president and chief financial officer, and (v) Gavin Renfrew, our vice president and chief accounting officer, who served a portion of fiscal 2023 as our interim principal financial officer. We refer to these officers as the “named executive officers”, or “NEOs”.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

A. Jayson Adair Co-Chief Executive Officer	2023	1	—	—	—	—	384,575	(4)	384,576
	2022	1	—	—	—	—	265,133		265,134
	2021	1	—	—	—	—	490,646		490,647

Jeffrey Liaw Co-Chief Executive Officer	2023	900,000	—	—	—	1,100,000	9,000	(5)	2,009,000
	2022	788,459	—	6,284,000	23,078,547	873,600	9,000		30,997,606
	2021	686,527	750,000	—	5,540,832	—	9,000		6,986,359

Leah C. Stearns(6) Senior Vice President and Chief Financial Officer	2023	349,039	—	3,942,000	5,110,638	300,000	5,250	(7)	9,706,927

John North(8) Former Senior Vice President and Chief Financial Officer	2023	40,623	—	—	—	—	352,750	(9)	393,373
	2022	350,978	—	—	—	—	9,000		359,978
	2021	278,653	300,000	—	7,947,630	—	6,750		8,533,033

Gavin Renfrew(10) Former Interim Principal Financial Officer, Vice President and Chief Accounting Officer	2023	245,980	100,000	125,058	—	—	—		471,038

(1)

The figures shown in the “Salary” column of this table reflect the amount actually received by the NEO as base salary during a specified year, not the NEO’s annual rate of pay for the applicable year. The rates of pay are most likely higher than amounts shown if an NEO began employment with us during a particular year or if an NEO received a salary increase during the year.

(2)

The amounts in this column represent discretionary bonuses awarded for services performed during the applicable fiscal year. Annual bonuses earned during a fiscal year are generally paid in the first quarter of the subsequent fiscal year.

(3)

Amounts shown do not reflect compensation actually received by the named executive officers. Instead, amounts shown represent the grant date fair values of awards computed in accordance with ASC Topic 718. The values shown in this column do not represent the amounts that may eventually be realized by the NEOs. The amounts reported do not include any reduction in the value of the awards for the possibility of forfeiture. Assumptions used in the calculation of these amounts are included in Note 12, “Stockholders’ Equity” to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended July 31, 2023.

(4)

Consists of $39,547 related to personal use of company-owned automobiles, $333,072 related to Mr. Adair’s personal use of the company’s aircraft during fiscal 2023, and $11,956 in medical, dental, and vision benefits during fiscal year 2023. We determine the value of personal use of corporate-owned or leased aircraft based on the aggregate incremental cost to us for such use. We calculate the incremental cost to the company for personal use of company aircraft based on the average variable operating costs to the company. Variable operating costs include fuel, certain maintenance costs, navigation fees, on-board catering, landing fees, crew travel expenses, and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of hours the company aircraft flew to derive an average variable cost per hour. This average variable cost per hour is then multiplied by the hours flown for personal use. Incremental costs do not include fixed costs that do not change based on usage, such as pilots’ salaries, the purchase cost of company-owned aircraft, insurance, scheduled maintenance, and non-trip related hangar expenses.

(5)	Consists of $9,000 related to an automobile allowance during fiscal year 2023.

(6)	Ms. Stearns joined Copart on December 5, 2022, and accordingly had no compensation history with us prior to fiscal 2023.

COPART, INC.	55	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(7)	Consists of $5,250 related to an automobile allowance during fiscal year 2023.

(8)	Mr. North resigned from his employment with us on September 6, 2022.

(9)	Consists of a retention payment in the amount of $352,000 and $750 related to an automobile allowance.

(10)	Mr. Renfrew is currently our vice president and chief accounting officer, and served as our interim principal financial officer from September 27, 2022 to December 4, 2022.

Grants of Plan-Based Awards in Fiscal Year 2023

The following table presents information concerning grants of plan-based awards to each of the named executive officers during the fiscal year ended July 31, 2023.

	Grant Date		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)

A. Jayson Adair	—		—	—	—	—

Jeffrey Liaw	—		—	—	—	—

Leah C. Stearns	12/5/2022	(2)	—	60,000	32.85	736,638

	12/5/2022	(3)	—	300,000	32.85	4,374,000

	12/5/2022	(4)	120,000	—	—	3,942,000

John North	—		—	—	—	—

Gavin Renfrew	12/22/2022	(5)	4,170	—	—	125,058
(1)

Amounts shown represent the grant date fair values of awards of stock options or restricted stock units, as applicable, granted in fiscal year 2023, which were computed in accordance with ASC Topic 718. There can be no assurances that the amounts disclosed will ever be realized. Assumptions used in the calculation of these amounts are included in Note 12, “Stockholders’ Equity”, to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended July 31, 2023.

(2)

Represents an initial on-boarding award of stock options. Ms. Stearns’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’s continued service to us on each such vesting date.

(3)

Represents an initial on-boarding award of performance stock options. Ms. Stearns’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’s continued service to us on each such vesting date. In addition to time-based vesting, Ms. Stearns’s option award also contains a separate performance-based condition, such that none of these options will be exercisable unless the price in trading of our common stock on Nasdaq is greater than or equal to $41.06 per share (which is an amount equivalent to 125% of the exercise price of the options), both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive days in trading prior to the date of exercise.

(4)

Represents an initial on-boarding award of restricted stock units. Ms. Stearns’s restricted stock units award vests 20% on the first anniversary of the grant date, and the balance vests each three-month quarter thereafter (on the same day of the last month in the quarter as the vesting commencement date) at a rate of 1/16 per quarter over the 16 quarters succeeding such one-year anniversary.

(5)

Represents an award of restricted stock units. Mr. Renfrew’s restricted stock units award vests 25% on the one-year anniversary of the grant date, and the balance vests bi-annually thereafter (on the same day of the last month of the award date) over the three years succeeding such one-year anniversary, subject to Mr. Renfrew’s continued service to us on each such vesting date.

COPART, INC.	56	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at 2023 Fiscal Year End

The following table presents certain information concerning stock option awards held by the NEOs at July 31, 2023. This table includes unexercised and unvested stock option awards. Each stock option grant is shown separately for each NEO.

	Option Awards
Named Executive Officer	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

A. Jayson Adair	6/12/2020	2,466,666		1,533,334	(1)	21.26	6/12/2030

Jeffrey Liaw	10/10/2016	26,664	(2)	—		6.78	10/10/2026

	10/4/2017	400,000	(2)	—		8.70	10/4/2027

	3/7/2019	520,000		80,000	(3)	14.57	3/7/2029

	3/9/2021	298,664		341,336	(4)	26.58	3/9/2031

	4/1/2022	500,000		1,500,000	(5)	31.42	4/1/2032

Leah C. Stearns	12/5/2022	—		60,000	(6)	32.85	12/5/2032

	12/5/2022	—		300,000	(7)	32.85	12/5/2032

John North	—	—		—		—	—

Gavin Renfrew	2/22/2021	36,264		103,336	(8)	28.13	2/22/2031
(1)

Mr. Adair’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Mr. Adair’s continued service to us on each such vesting date. Mr. Adair’s option award also contains a separate performance-based condition, such that no options will be exercisable unless and until the closing price of our common stock on Nasdaq is greater than or equal to $26.58 per share (which is an amount equivalent to 125% of the exercise price of the options) both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days prior to the date of exercise.

(2)	This option award is fully vested.
(3)

Mr. Liaw’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Mr. Liaw’s continued service to us on each such vesting date.

(4)

Mr. Liaw’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Mr. Liaw’s continued service to us on each such vesting date. Mr. Liaw’s option award also contains a separate performance-based condition, such that none of these options will be exercisable unless the closing price of our common stock on Nasdaq is greater than or equal to $33.22 per share (which is an amount equivalent to 125% of the exercise price of the options) both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days prior to the date of exercise.

(5)

Mr. Liaw’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Mr. Liaw’s continued service to us on each such vesting date. Mr. Liaw’s option award also contains a separate performance-based condition, such that none of these options will be exercisable unless the closing price of our common stock on Nasdaq is greater than or equal to $39.28 per share (which is an amount equivalent to 125% of the exercise price of the options) both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days prior to the date of exercise.

(6)

Ms. Stearns’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’s continued service to us on each such vesting date.

(7)

Ms. Stearns’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’s continued service to us on each such vesting date. Ms. Stearns’s option award also contains a separate performance-based condition, such that none of these options will be exercisable unless the closing price of our common stock on Nasdaq is greater than or equal to $41.06 per share (which is an amount equivalent to 125% of the exercise price of the options) both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days trading prior to the date of exercise.

(8)

Mr. Renfrew’s option award vests 20% on the one-year Anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year Anniversary, subject to Mr. Renfrew’s continued service to us on each such vesting date.

COPART, INC.	57	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

The following table presents certain information concerning restricted stock unit awards held by the NEOs at July 31, 2023. This table includes vested and unvested restricted stock unit awards.

	Stock Awards
Named Executive Officer	Grant Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

A. Jayson Adair	—	—		—

Jeffrey Liaw	01/04/2022	156,144	(2)	6,900,003

Leah C. Stearns	12/05/2022	120,000	(3)	5,302,800

John North	—	—		—

Gavin Renfrew	9/10/2021	864	(4)	38,180

	12/22/2022	4,170	(5)	184,272
(1)	Based on the $44.19 closing price of a share of our common stock on Nasdaq on July 31, 2023.
(2)

Represents an award of restricted stock units. Mr. Liaw’s restricted stock units award vested 20% on the first anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Mr. Liaw’s continued service to us on each such vesting date. Mr. Liaw’s award of restricted stock units are also subject to a separate lock-up provision, such that none of the net shares of common stock received as a result of the vesting of the restricted stock units award may be sold, transferred, or assigned by Mr. Liaw until April 1, 2032, which is a period of 10 years from the original date of grant.

(3)

Represents an award of restricted stock units. Ms. Stearns’s restricted stock units award vests 20% on the first anniversary of the grant date, and the balance vests each three-month quarter thereafter (on the same day of the last month in the quarter as the vesting commencement date) at a rate of 1/16 per quarter over the 16 quarters succeeding such one-year anniversary, subject to Ms. Stearns’s continued service to us on each such vesting date.

(4)

Represents award of restricted stock units. Mr. Renfrew’s restricted stock units award vests 25% on the first anniversary of the date of grant, and the remaining restricted stock units will vest at a rate of 1/6 bi-annually thereafter, such that the restricted stock units will be fully vested on the fourth anniversary of the date of grant, subject to Mr. Renfrew’s continued service to us on each such vesting date.

(5)

Represents award of restricted stock units. Mr. Renfrew’s restricted stock units award vests 25% on the first anniversary of the date of grant, and the remaining restricted stock units will vest at a rate of 1/6 bi-annually thereafter, such that the restricted stock units will be fully vested on the fourth anniversary of the date of grant, subject to Mr. Renfrew’s continued service to us on each such vesting date.

Option Exercises in Fiscal Year 2023

The following table provides certain information concerning stock option exercises by each of the NEOs during the fiscal year ended July 31, 2023, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker’s commissions.

Option Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)

A. Jayson Adair	—	—

Jeffrey Liaw	—	—

Leah C. Stearns	—	—

John North	—	—

Gavin Renfrew	60,000	498,264
(1)	Represents the closing price on Nasaq of underlying securities on the date of exercise, less the exercise price.

COPART, INC.	58	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Pension Benefits and Non-Qualified Deferred Compensation

We did not maintain any defined pension or defined contribution plans, other than our tax-qualified 401(k) plan, during our fiscal year ended July 31, 2023. No named executive officers participated in a non-qualified deferred compensation plan during the fiscal year ended July 31, 2023.

Potential Post-Employment Payments upon Termination or Change in Control

Employment Contracts and Severance Arrangements with Named Executive Officers

We are a party to a written employment agreements with Jeffrey Liaw, our co-chief executive officer, Leah C. Stearns, our senior vice president and chief financial officer, and prior to his resignation, a written employment agreement with John North, our former senior vice president and chief financial officer. These employment agreements set forth the base salary, bonus opportunity, benefits, and the responsibilities of the position, as applicable, in effect at the time of execution of the agreement. In addition, the executive employment agreements require (or required) us to provide compensation to the executive in the event of termination of employment under certain circumstances.

Mr. Liaw’s employment agreement provides that in the event his employment is involuntarily terminated other than for disability or “cause” or he resigns from his employment for “good reason” (as defined in the employment agreement), and conditioned on his executing a severance agreement and release of claims, he will be entitled to a lump sum payment equal to fifty percent (50%) of his then-current annual base salary, less applicable tax withholding. His employment agreement also provides that in the event his employment is terminated for any reason other than as previously described, including by reason of death or disability or “cause,” then he shall be entitled to receive severance benefits as provided under our then-existing severance and benefit plans and policies at the time of termination.

Ms. Stearns’s employment agreement provides that in the event her employment is involuntarily terminated other than for disability or “cause” or she resigned from her employment for “good reason” (as defined in the employment agreement), and conditioned on her executing a severance agreement and release of claims, she would be entitled to a lump sum payment equal to fifty percent (50%) of her then-current annual base salary, less applicable tax withholding. Her employment agreement also provided that in the event his employment was terminated for any reason other than as previously described, including by reason of death or disability or “cause,” then she would be entitled to receive severance benefits as provided under our then-existing severance and benefit plans and policies at the time of termination.

In fiscal 2023, we did not have any such severance and benefit plans and policies that applied to our named executive officers, except for Mr. North, who received a negotiated retention payment of $352,000, which was paid following his departure as part of his separation arrangements with us.

In the executive employment agreements, “cause” means any of the following: (i) willful or grossly negligent failure to substantially perform his duties; (ii) commission of gross misconduct which is injurious to us; (iii) breach of a material provision of the employment agreement or agreements incorporated therein; (iv) material violation of a federal or state law or regulation applicable to our business; (v) misappropriation or embezzlement of our funds or an act of fraud or dishonesty upon us made by the executive; (vi) conviction of, or plea of nolo contendere to, a felony; or (vii) continued failure to comply with directives of senior management.

In the executive employment agreements, “good reason” means the executive’s resignation, if one or more of the following events shall have occurred without his consent (and following any applicable cure period): without the executive’s prior written consent, (i) the assignment to the executive of any duties or the reduction of the executive’s duties, either of which results in a material diminution in the executive’s position or responsibilities in effect immediately prior to such assignment, or the removal of the executive from such position and responsibilities; (ii) a material reduction by us in his base salary as in effect immediately prior to such reduction; or (iii) any material breach by us of any material provision of the employment agreement.

COPART, INC.	59	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Change in Control Provisions

Our Amended and Restated 2007 Equity Incentive Plan does not provide for the acceleration of outstanding options or other equity incentive awards in the event of a change in control (as defined in the plans), except in the limited circumstance where the successor corporation does not assume our outstanding options. When a successor corporation does not assume our options in the event of an acquisition or merger, the optionee will have the right to exercise the option or stock purchase right as to all the shares underlying the applicable options, including shares not otherwise vested or exercisable. The right to exercise the option or stock purchase right applies to all of our employees, including our named executive officers.

Potential Payments upon Termination or Change in Control

Mr. Liaw and Ms. Stearns are our only named executive officers who had an employment agreement as of July 31, 2023.

On the assumption that an involuntary termination of employment (including resignation for “good reason”) of Mr. Liaw took place on July 31, 2023, whether before or after a change in control, Mr. Liaw would have been entitled to receive a lump-sum severance payment totaling $450,000, the equivalent of fifty percent (50%) of his then-current base salary, less applicable tax withholding.

On the assumption that an involuntary termination of employment (including resignation for “good reason”) of Ms. Stearns took place on July 31, 2023, whether before or after a change in control, Ms. Stearns would have been entitled to receive a lump-sum severance payment totaling $275,000, the equivalent of fifty percent (50%) of her then-current base salary, less applicable tax withholding.

Equity Compensation Plan Information

The following table provides information as of July 31, 2023 with respect to shares of our common stock that may be issued upon the exercise of options and similar rights under our 2014 Employee Stock Purchase Plan and our 2007 Equity Incentive Plan, as amended and restated.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)		Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity compensation plans approved by security holders	23,745,224	(2)	$15.02	(3)	24,993,212	(4)

Equity compensation plans not approved by security holders	—		—		—

Total	23,745,224		$15.02		24,993,212
(1)

We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 2014 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under that plan. Accordingly, no such securities are included in the table. The 2014 Employee Stock Purchase Plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(2)

Reflects the number of shares of common stock to be issued under the 2007 Equity Incentive Plan, as amended and restated, upon (i) exercise of outstanding stock options, (ii) vesting of restricted stock awards, and (iii) vesting of restricted stock units.

(3)	Reflects weighted average exercise price of outstanding stock options under the 2007 Equity Incentive Plan, as amended and restated.
(4)	Consists entirely of securities available for future issuance under the 2007 Equity Incentive Plan, as amended and restated.

COPART, INC.	60	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Pay Versus Performance
In this section, as required by Section 953(b) of the Dodd-
Frank
Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about “compensation actually paid” and the financial performance of the Company. The following table shows, for the past three fiscal years, the total compensation as reported in the Summary Compensation Table for our co-chief executive officers and the average for our other NEOs, the compensation actually paid to our co-CEOs and, on an average basis, our other NEOs, our Total Shareholder Return (“TSR”), our Peer Group TSR, our Net Income, and our company-selected measure for fiscal year 2023, Operating Income. To determine compensation actually paid, we are required to make various adjustments to amounts that have been reported in the Summary Compensation Table, as the SEC’s rule for calculating compensation actually paid emphasize the changes in fair value of equity awards under applicable financial accounting standards (as further detailed in footnotes below.

Year	Summary Compensation Table Total for Co-PEO Adair (1)	Summary Compensation Table Total for Co-PEO Liaw (2)		Comp Actually Paid to Co-PEO Adair (3)		Comp Actually Paid to Co-PEO Liaw (3)			Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Comp Actually Paid to Non-PEO NEOs (3)		Value of Initial Fixed $100 Investment Based On:		Net Income $M	Standalone Copart Operating Income $M 4
												Copart TSR $ (13)	NASDAQ Industrial Index $ (13)

2023	$384,576		$2,009,000	$18,077,203	(5)		$26,392,599	(8)	$3,526,831	$2,073,099	(10)	189.58	106.91	$1,237,741	$1,486,569

2022	$265,134		$30,997,606	$(9,502,692	) (6)		$28,889,641	(9)	$359,978	$(2,285,817)	(11)	137.37	102.33	$1,090,130	$1,374,997

2021	$490,647	$	N/A	$39,256,073	(7)	$	N/A		$7,759,696	$18,469,181	(12)	157.64	125.18	$936,495	$1,136,426
(1)	Mr. Adair, in his capacity as co-chief executive officer, is the company’s co-principal executive officer for the years 2022 and 2023, and the company’s principal executive officer for 2021.
(2)	Mr. Liaw, in his capacity as co-chief executive officer, is the company’s co-principal executive officer for the years 2022 and 2023.
(3)
Reflects the value of the equity calculated in accordance with the SEC methodology for determining compensation actually paid for each year shown. We estimate the fair values for stock options using the Black-Scholes -Merton option pricing model, for strictly time-based options, and the Hull-White binomial lattice and a Monte Carlo simulation for performance-based stock options. The assumptions used for purposes of calculating fair values of options as of the vest date or fiscal year-end
date are the same as the assumptions used for purposes of calculating the grant date fair value of options, except that we determine expected lives of options based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest date or fiscal year-end
date, and the risk-free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life, as of the vest date or fiscal year-end
date.

(4)
The remaining
non-PEO
named executive officers are (i) for fiscal 2021, Jeffrey Liaw and John North, (ii) for fiscal 2022, John North, and (iii) for fiscal 2023, Leah C. Stearns, Gavin Renfrew, and John North. Compensation for our
non-PEO
named executive officers reflects the amounts in the summary compensation table for the respective years.

(5)
Adjustments to total compensation for Mr. Adair for fiscal 2023 as reported in the summary compensation table consist of: (a) $
0
deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $
17,692,627
increase based on the fair value of equity awards granted in fiscal 2023 that remained outstanding and unvested as of July 31, 2023; (c) $
15,613,746
increase deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2023, determined based on the change in fair value of such awards from July 31, 2023, to July 31, 2023; and (d) $
2,078,881
increase for awards granted in prior fiscal years that vested in fiscal 2023, determined based on the change in fair value of such awards from July 31, 2022, to the vest date.

(6)
Adjustments to total compensation for Mr. Adair for fiscal 2022 as reported in the summary compensation table consist of: (a) $
0
deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $
9,767,826
decrease based on the fair value of equity awards granted in fiscal 2022 that remained outstanding and unvested as of July 31, 2022; (c) $
7,367,408
deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2022, determined based on the change in fair value of such awards from July 31, 2021, to July 31, 2022; and (d)
$
2,400,418
deduction for awards granted in prior fiscal years that vested in fiscal 2022, determined based on the change in fair value of such awards from July 31, 2021, to the vest date.

(7)
Adjustments to total compensation for Mr. Adair for fiscal 2021 as reported in the summary compensation table consist of: (a) $
0
deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $
38,765,426
increase based on the fair value of equity awards granted in fiscal 2021 that remained outstanding and unvested as of July 31, 2021; (c) $
33,201,072
increase for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2021, determined based on the change in fair value of such awards from

COPART, INC.	61	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

July 31, 2020, to July 31, 2021; and (d) $
5,564,354
increase for awards granted in prior fiscal years that vested in fiscal 2021, determined based on the change in fair value of such awards from July 31, 2020, to the vest date.

(8)
Adjustments to total compensation for Mr. Liaw for fiscal 2023 as reported in the summary compensation table consist of: (a) $
0
deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $
24,383,599
increase based on the fair value of equity awards granted in fiscal 2023 that remained outstandin
g and
unvested as of July 31, 2023; (c) $
20,842,523
increase for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2023, determined based on the change in fair value of such awards from July 31, 2022, to July 31, 2023; (d) $
3,541,076
increase for awards granted in prior fiscal years that vested in fiscal 2023, determined based on the change in fair value of such awards from July 31, 2022, to the vest date.

(9)
Adjustments to total compensation for Mr. Liaw for fiscal 2022 as reported in the summary compensation table consist of: (a) $
29,362,547
deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $
27,254,582
increase based on the fair value of equity awards granted in fiscal 2022 that remained outstanding and unvested as of July 31, 2022; (c) $
31,386,290
increase for
year-end
value of unvested prior year grant, and $
2,388,565
deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2022, determined based on the change in fair value of such awards from July 31, 2021, to July 31, 2022; (d) $
1,743,143
deduction for awards granted in prior fiscal years that vested in fiscal 2022, determined based on the change in fair value of such awards from July 31, 2021, to the vest date.

(10)
Adjustments to the
non-PEO
named executive officers’ average total compensation for fiscal 2023 as reported in the summary compensation table consist of: (a) $
3,059,232
deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $
1,605,500
increase based on the fair value of equity awards granted in fiscal 2023 that remained outstanding and unvested as of July 31, 2023; (c) $
4,468,612
increase for
year-end
value of unvested current year grant, and $
2,904,515
deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2023, determined based on the change in fair value of such awards from July 31, 2022, to July 31, 2023; (d) $
41,403
increase for awards granted in prior fiscal years that vested in fiscal 2023, determined based on the change in fair value of such awards from July 31, 2022, to the vest date.

(11)
Adjustments to the
non-PEO
named executive officers’ average total compensation for fiscal 2022 as reported in the summary compensation table consist of: (a) $
0
deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $
2,645,795
deduction based on the fair value of equity awards granted in fiscal 2022 that remained outstanding and unvested as of July 31, 2022; (c) $
1,930,916
deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2022, determined based on the change in fair value of such awards from July 31, 2021, to July 31, 2022; (d) $
714,879
deduction for awards granted in prior fiscal years that vested in fiscal 2022, determined based on the change in fair value of such awards from July 31, 2021, to the vest date.

(12)
Adjustments to the
non-PEO
named executive officers’ average total compensation for fiscal 2021 as reported in the summary compensation table consist of: (a) $
6,744,231
deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $
17,453,716
increase based on the fair value of equity awards granted in fiscal 2021 that remained outstanding and unvested as of July 31, 2021; (c) $
13,246,759
increase for
year-end
value of unvested prior year grant, and $
3,236,781
increase for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2021, determined based on the change in fair value of such awards from July 31, 2020, to July 31, 2021; (d) $
970,176
increase for awards granted in prior fiscal years that vested in fiscal 2021, determined based on the change in fair value of such awards from July 31, 2021, to the vest date.

(13)
Peer group “TSR” represents the cumulative TSR for the company and the Peer Group TSR represents the cumulative TSR of the Nasdaq Industrial index (which is the peer group we used for the stock performance graph required by item 201
€
of Regulation S-K included in our annual report on Form 10-k for the fiscal year ended July 31, 2023,), as applicable, over the period beginning July 31, 2020, and ending as of the last day of fiscal 2021, fiscal 2022, or fiscal 2023, as applicable, as calculated in the manner prescribed by item 201(e) of Regulation S-K.

Compensation Actually Paid compared to TSR, net income, and adjusted operating income.
Compensation actually paid to our
co-chief
executive officer A. Jayson Adair (i) decreased in fiscal 2022 by $48,758,765, or 124%, from $39,256,073 in fiscal 2021 to $(9,502,692) in fiscal 2022, and (ii) increased in fiscal 2023 by $27,579,895, or 290%, from $(9,502,692) in fiscal 2022 to $18,077,203 in fiscal 2023. Compensation actually paid to our co-chief
executive officer Jeffrey Liaw (i) decreased in fiscal 2023 by $2,497,042, or 9%, from $28,889,641 in fiscal 2022 to $26,392,599 in fiscal 2023. Average compensation actually paid to the remaining non-PEO
named executive officers (i) decreased in fiscal 2022 by $20,754,999, or 112%, from $18,469,181 in fiscal 2021 to $(2,285,818) in fiscal 2022, and (ii) increased in fiscal 2023 by $4,358,917, or 191%, from $(2,285,818) in fiscal 2022 to $2,073,099 in fiscal 2023. Our cumulative TSR (i) decreased in fiscal 2022 by $20.27, or 13%, from $157.64 as of the end of fiscal 2021 to

COPART, INC.	62	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

$137.37 as of the end of fiscal 2022, and (i) increased in fiscal 2023 by $52.21, or 38%, from $137.37 as of the end of fiscal 2022 to $189.58 as of the end of fiscal 2023. Our net income increased in fiscal 2022 by $153,635, or 16%, from $936,495 in fiscal 2021 to $1,090,130 in fiscal 2023, and (i) increased in fiscal 2023 by $147,611, or 14%, from $1,090,130 in fiscal 2022 to $1,237,741 in fiscal 2023. Our operating income increased in fiscal 2022 by $238,571, or 21%, from $1,136,426 in fiscal 2021 to $1,374,997 in fiscal 2023, and (i) increased in fiscal 2023 by $111,572, or 8%, from $1,374,997 in fiscal 2022 to $1,486,569 in fiscal 2023.
Copart TSR compared to NASDAQ Industrial Index
Our cumulative TSR of $189.58 for the three-year period ending July 31, 2023 was higher than our peer group TSR of $106.91 for the same period. As noted above, our cumulative TSR (i) decreased in fiscal 2022 by $20.27, or 13%, from $157.64 as of the end of fiscal 2021 to $137.37 as of the end of fiscal 2022, and (ii) increased in fiscal 2023 by $52.21, or 38%, from $137.37 as of the end of fiscal 2022 to $189.58 as of the end of fiscal 2023. Our peer group’s cumulative TSR (i) decreased in fiscal 2022 by $22.85, or 18%, from $125.18 as of the end of fiscal 2021 to $102.33 as of the end of fiscal 2022, and (ii) increased in fiscal 2023 by $4.58, or 4.5%, from 102.33 as of the end of fiscal 2022 to $106.91 as of the end of fiscal 2023.
2023 financial performance measures.
The financial performance measures listed below represent an unranked list of the “most important” financial performance measures linking compensation actually paid to the named executive officers for fiscal 2023 and company performance. We do not consider any one of the following financial performance measures to be the most important measure for our company or executive compensation program.
Operating Income
Stock Price

COPART, INC.	63	2023 PROXY STATEMENT

RELATED PARTY TRANSACTIONS AND DELINQUENT SECTION 16(A) REPORTS

RELATED PERSON TRANSACTIONS AND DELINQUENT SECTION 16(A) REPORTS

Audit Committee Approval Policy

Our Audit Committee is responsible for the review, approval, or ratification of “related person transactions” between us and in which any person had or will have a direct or indirect material interest. Under SEC rules, a related person is any person who is or was since the beginning of the last fiscal year a director, officer, nominee for director, or 5% stockholder of Copart (and any of his or her immediate family members).

Our Audit Committee has adopted a written policy with respect to related person transactions. Under the policy, any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Related Person Transactions

From the beginning of fiscal 2023 and to October 26 of fiscal 2024, we engaged in the related person transactions described in this section, all of which were approved by our Audit Committee. We believe that the terms of these transactions were no less favorable to us than could have been obtained from unaffiliated third parties.

Related Party Employment

We employ Brett Adair, the brother of A. Jayson Adair, our co-chief executive officer, in a non-executive officer position. In fiscal 2023, we paid Mr. Adair a total of $379,736, consisting of $238,736 in base salary, and $135,000 as a cash bonus. Mr. Adair’s cash bonus was earned in fiscal 2023 and paid in fiscal 2024. In addition, Mr. Adair is given a monthly automobile expense allowance of $500.

We employ Diane Yassa, daughter of James E. Meeks, a member of our Board, in a non-executive officer position. In fiscal 2023, we paid Ms. Yassa a total of $279,375, consisting of $229,375 in base salary, and $50,000 as a cash bonus. Ms. Yassa’s cash bonus was earned in fiscal 2023 and paid in fiscal 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Copart’s directors, executive officers, and 10% stockholders to file forms with the SEC to report their ownership of Copart shares and any changes in ownership. Anyone required to file forms with the SEC must also send copies of the forms to Copart. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements during fiscal 2023 other than one late Form 4 filing for each of Messrs. Blunt, Cohan, Englander, Fisher, Johnson, Meeks, Sparks, and Tryforos, and Mses. LeBon and Morefield due to administrative error.

COPART, INC.	64	2023 PROXY STATEMENT

SECURITY OWNERSHIP

SECURITY OWNERSHIP

The following table sets forth certain information known to us regarding the ownership of our common stock as of October 13, 2023 by (i) all persons known by us to be beneficial owners of 5% or more of our common stock; (ii) each of our current directors and nominees for director; (iii) any other named executive officers (as defined in the section of this Proxy Statement entitled “Executive Compensation — Summary Compensation Table”); and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined based on SEC rules and includes shares held by the stockholder plus shares that may be acquired by the stockholder, including by option exercise, within sixty days of October 13, 2023. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Total Shares Outstanding(2)

5% or more beneficial owners, executive officers and directors:

The Vanguard Group(3)	96,006,848	10.00%

BlackRock, Inc.(4)	76,744,484	7.99%

Willis J. Johnson(5)	55,896,035	5.82%

A. Jayson Adair(6)	35,752,972	3.71%

Matt Blunt(7)	180,594	*

Steven D. Cohan(8)	380,690	*

Daniel J. Englander(9)	1,872,112	*

Jeffrey Liaw(10)	2,017,895	*

James E. Meeks(11)	540,594	*

John North	—	*

Thomas N. Tryforos(12)	1,941,068	*

Diane M. Morefield(13)	280,594	*

Stephen Fisher(14)	20,594	*

Cherylyn Harley LeBon(15)	120,594	*

Carl D. Sparks(16)	120,594	*

Gavin Renfrew(17)	50,920	*

Leah C. Stearns(18)	72,000	*

All directors and executive officers as a group (15 persons)(19)	99,247,256	10.23%
*	Represents less than 1% of our outstanding common stock.

(1)

Unless otherwise set forth in these footnotes, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

(2)	Based on 960,183,475 shares outstanding as of October 13, 2023.
(3)

Based solely on the most recently available Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2023. The Vanguard Group reported sole voting power over 0 shares, shared voting power over 1,275,790 shares, sole dispositive power over 92,408,728 shares, and shared dispositive power over 3,598,120 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)

Based solely on the most recently available Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 3, 2023. BlackRock, Inc. reported sole voting power over 70,153,242 shares, shared voting power over 0 shares, sole dispositive power over 76,744,484 shares, and shared dispositive power over 0 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(5)

Includes 50,782,728 shares held by the Willis J. Johnson and Reba J. Johnson Revocable Trust U/A DTD 1/16/1997, for which Mr. Johnson and his wife are trustees, 3,547,664 shares held directly by Willis J. Johnson, and 1,385,049 shares held

COPART, INC.	65	2023 PROXY STATEMENT

SECURITY OWNERSHIP

by Willis and Reba’s Foundation, for which Mr. Johnson serves as President. Also includes options to acquire 180,594 shares of common stock held by Mr. Johnson that are exercisable within sixty days after October 13, 2023.

(6)

Includes 20,294,060 shares held by the A. Jayson Adair and Tammi L. Adair Revocable Trust, for which Mr. Adair and his wife are trustees, 699,600 shares held by irrevocable trusts for the benefit of members of Mr. Adair’s immediate family, for which Mr. Adair serves as trustee, 1,839,312 shares held by JTGJ Investments, LP, a Texas limited partnership, 8,000,000 shares held by JTGJ Investments II, LP, a Texas limited partnership, and 2,120,000 shares held by The Adair Foundation, for which Mr. Adair serves as President. Mr. Adair disclaims beneficial ownership of the shares held by JTGJ Investments, LP, JTGJ Investments II, LP, and The Adair Foundation, except to the extent of his pecuniary interest. Also includes options to acquire 2,800,000 shares of common stock held by Mr. Adair that are exercisable within sixty days after October 13, 2023.

(7)	Represents options to acquire 180,594 shares of common stock held by Mr. Blunt that are exercisable within sixty days after October 13, 2023.
(8)

Includes 96 shares held by the Cohan Revocable Trust U/A DTD 1/17/1996, for which Mr. Cohan serves as Trustee, and options to acquire 380,594 shares of common stock held by Mr. Cohan that are exercisable within sixty days after October 13, 2023.

(9)

Includes 355,352 shares held by Ursula Capital Partners, for which Mr. Englander is the sole general partner, and 19,600 shares held by trusts for the benefit of members of Mr. Englander’s immediate family. Mr. Englander disclaims beneficial ownership of the shares held by Ursula Capital Partners except to the extent of his pecuniary interest therein. Also includes options to acquire 1,497,160 shares of common stock held by Mr. Englander that are exercisable within sixty days after October 13, 2023.

(10)	Includes 2,566 shares held directly and options to acquire 2,015,329 shares of common stock held by Mr. Liaw that are exercisable within sixty days after October 13, 2023.
(11)	Represents options to acquire 540,594 shares of common stock held by Mr. Meeks that are exercisable within sixty days after October 13, 2023.
(12)

Includes 440,474 shares held by Elias Charles & Co. LLC, of which Mr. Tryforos is a member. Mr. Tryforos disclaims beneficial ownership of the shares held by Elias Charles & Co. LLC except to the extent of his pecuniary interest. Mr. Tryforos disclaims beneficial ownership of the shares owned by others. Also includes options to acquire 1,500,594 shares of common stock held by Mr. Tryforos that are exercisable within sixty days after October 13, 2023.

(13)	Represents options to acquire 280,594 shares of common stock held by Ms. Morefield that are exercisable within sixty days after October 13, 2023.
(14)	Represents options to acquire 20,594 shares of common stock held by Mr. Fisher that are exercisable within sixty days after October 13, 2023.
(15)	Represents options to acquire 120,594 shares of common stock held by Ms. LeBon that are exercisable within sixty days after October 13, 2023.
(16)	Represents options to acquire 120,594 shares of common stock held by Mr. Sparks that are exercisable within sixty days after October 13, 2023.
(17)	Includes 1,320 shares held directly and options to acquire 49,600 shares of common stock held by Mr. Renfrew that are exercisable within sixty days after October 13, 2023.
(18)	Represents options to acquire 72,000 shares of common stock held by Ms. Stearns that are exercisable within sixty days after October 13, 2023.
(19)

Includes 89,486,501 shares and options to acquire 9,760,755 shares of common stock held by all executive officers and directors as a group that are exercisable within sixty days after October 13, 2023.

COPART, INC.	66	2023 PROXY STATEMENT

OTHER MATTERS

OTHER MATTERS

Other Matters

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote the shares they represent as our Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.

Adjournment of the 2023 Annual Meeting

In the event that there are not sufficient votes present to vote on any proposal incorporated in this proxy statement at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies from holders of our common stock in accordance with our bylaws.

Annual Report on Form 10-K for the Fiscal Year Ended July 31, 2023

A copy of our annual report on Form 10-K for the fiscal year ended July 31, 2023 has been made available concurrently with this proxy statement to all stockholders entitled to notice of, and to vote at, the annual meeting. The annual report on Form 10-K for the fiscal year ended July 31, 2023 is incorporated into this proxy statement by reference and constitutes proxy soliciting material.

For the Board of Directors

COPART, INC.

Paul K. Kirkpatrick,

Secretary

Dated: October 26, 2023

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE 2023 ANNUAL MEETING:

The Proxy Statement and Annual Report on Form 10-K for the Fiscal Year ended July 31, 2023 are available free of charge at www.edocumentview.com/CPRT

COPART, INC.	67	2023 PROXY STATEMENT

OTHER MATTERS

Site of the Copart, Inc. 2023 Annual Stockholder Meeting

Directions to:	Copart Tower
14185 Dallas Parkway, Suite 300
Dallas, Texas 75254

From:	Dallas Fort Worth International Airport

Head towards the north exit
Take the ramp onto International Parkway (partial toll road)
Continue onto TX-121 N
Take the exit onto I-635 E
Take exit 22C to merge onto Dallas North Tollway N (partial toll road)
Take the exit toward Spring Valley Rd/Quorum Dr/Verde Valley Lane (toll road)
Merge onto Dallas Parkway
Turn left onto Spring Valley Road
Turn left onto Dallas Parkway
Destination will be on the right

COPART, INC.	68	2023 PROXY STATEMENT

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by December 8, 2023 at 1:00 A.M., Central Standard Time.

Online
Go to www.investorvote.com/CPRT or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CPRT

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

A	Proposals –	The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 4 and for 1 YEAR on Proposal 3.	+

1.	To elect the eleven nominees for director named in this proxy statement to hold office until our 2024 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Willis J. Johnson	☐	☐	☐	02 - A. Jayson Adair	☐	☐	☐	03 - Matt Blunt	☐	☐	☐

	04 - Steven D. Cohan	☐	☐	☐	05 - Daniel J. Englander	☐	☐	☐	06 - James E. Meeks	☐	☐	☐

	07 - Thomas N. Tryforos	☐	☐	☐	08 - Diane M. Morefield	☐	☐	☐	09 - Stephen Fisher	☐	☐	☐

	10 - Cherylyn Harley LeBon	☐	☐	☐	11 - Carl D. Sparks	☐	☐	☐

			For	Against	Abstain
2.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2023		☐	☐	☐
		1 Year	2 Years	3 Years	Abstain
3.	To approve, on an advisory (non-binding) basis, the frequency of a stockholder advisory vote on executive compensation.	☐	☐	☐	☐
			For	Against	Abstain
4.	To ratify the appointment by the audit committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year		☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Sign exactly as your name(s) appears on your stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc. are requested to so indicate when signing. If stock is registered in two names, both should sign.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

03W84B

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at: www.edocumentview.com/CPRT

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CPRT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –– – –

Proxy – Copart, Inc.	+

Proxy for 2023 Annual Meeting of Stockholders

December 8, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COPART, INC.

The undersigned stockholder of Copart, Inc. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the notice of the 2023 Annual Meeting of Stockholders to be held on December 8, 2023 and the proxy statement, and appoints A. Jayson Adair, Jeffrey Liaw, and Paul K. Kirkpatrick or any one of them, each with full power of substitution, as the proxy and attorney-in-fact of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2023 Annual Meeting of Stockholders of the Company to be held on Friday, December 8, 2023, at 8:00 a.m. Central Standard Time, at 14185 Dallas Parkway, Suite 300, Dallas, TX 75254, and any postponement or adjournment thereof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner set forth on the reverse side.

For the proposals on the reverse side, the board of directors recommends that you vote “FOR” all of the nominees for director in Proposal 1 and “FOR” Proposals 2 and 4 and for “1 YEAR” on Proposal 3. This Proxy, when properly executed, will be voted as specified on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: “FOR” THE ELECTION OF THE DIRECTORS LISTED IN ITEM 1, “FOR” THE PROPOSAL LISTED IN ITEM 2, FOR “1 YEAR” ON THE PROPOSAL LISTED IN ITEM 3 AND “FOR” THE PROPOSAL LISTED IN ITEM 4 AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

C	Non-Voting Items

Change of Address – Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

∎	+